Exhibit 10.7

AMENDED AND RESTATED FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

Dated as of November 22, 2021

among

JPMORGAN CHASE BANK, N.A.,
as the Initial First Lien Representative and the Initial First Lien Collateral Agent for the Initial First Lien Claimholders,

ALTER DOMUS (US) LLC,
as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the Initial Second Lien Claimholders,

JPMORGAN CHASE BANK, N.A.,
as the BDK First Lien Representative and the BDK First Lien Collateral Agent for the BDK First Lien Claimholders,

ALTER DOMUS (US) LLC,
as the BDK Second Lien Representative and the BDK Second Lien Collateral Agent for the BDK Second Lien Claimholders,

and

each additional Representative and Collateral Agent from time to time party hereto and acknowledged by

FRANCHISE GROUP, INC.,
as the Company

and the other
Grantors referred to herein

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6.8	Waiver	47
6.9	Separate Grants of Security and Separate Classification	48
6.10	Effectiveness in Insolvency or Liquidation Proceedings	49
6.11	Discharge of BDK Obligations	49

Section 7. Reliance; Waivers; Etc.		49

7.1	Reliance	49
7.2	No Warranties or Liability	50
7.3	No Waiver of Lien Priorities; No Marshaling	50
7.4	Obligations Unconditional	52

Section 8. Miscellaneous		52

8.1	Integration/Conflicts	52
8.2	Effectiveness; Continuing Nature of this Agreement; Severability	53
8.3	Amendments; Waivers	54
8.4	Information Concerning Financial Condition of the Loan Parties and their Subsidiaries	54
8.5	Subrogation	55
8.6	Application of Payments	55
8.7	Additional Debt Facilities	55
8.8	Agency Capacities	57
8.9	Submission to Jurisdiction; Certain Waivers	58
8.10	WAIVER OF JURY TRIAL	59
8.11	Notices	59
8.12	Further Assurances	59
8.13	APPLICABLE LAW	59
8.14	Binding on Successors and Assigns	60
8.15	Section Headings	60
8.16	Counterparts	60
8.17	Authorization	60
8.18	No Third Party Beneficiaries; Provisions Solely to Define Relative Rights	60
8.19	No Indirect Actions	61
8.20	Additional Grantors	61
8.21	Amendment and Restatement	61

EXHIBITS

Exhibit A - Joinder Agreement (Additional Second Lien Debt)

Exhibit B - Joinder Agreement (Additional First Lien Debt)

Exhibit C - Additional Debt Designation

Exhibit D - Joinder Agreement (Additional Grantors)

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FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

This FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of November 22, 2021 and entered into by and among JPMORGAN CHASE BANK, N.A., as First Lien Representative for the Initial First Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity “Initial First Lien Representative”), and as collateral agent for the Initial First Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity, the “Initial First Lien Collateral Agent”), ALTER DOMUS (US) LLC, as Second Lien Representative for the Initial Second Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity the “Initial Second Lien Representative”), and as collateral agent for the Initial Second Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity the “Initial Second Lien Collateral Agent”), JPMORGAN CHASE BANK, N.A., as First Lien Representative for the BDK First Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity “BDK First Lien Representative”), and as collateral agent for the BDK First Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity, the “BDK First Lien Collateral Agent”), ALTER DOMUS (US) LLC, as Second Lien Representative for the BDK Second Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity the “BDK Second Lien Representative”), and as collateral agent for the BDK Second Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity the “BDK Second Lien Collateral Agent”), and each additional First Lien Representative, First Lien Collateral Agent, Second Lien Representative and Second Lien Collateral Agent that from time to time becomes a party hereto pursuant to Section 8.7, and acknowledged by FRANCHISE GROUP, INC., a Delaware corporation (the “Company”), and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

The Initial First Lien Representative, the Initial First Lien Collateral Agent, the Initial Second Lien Representative and the Initial Second Lien Collateral Agent entered into that certain First Lien/Second Lien Intercreditor Agreement, dated as of March 10, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Intercreditor Agreement”), which Original Intercreditor Agreement was acknowledged and agreed to by certain of the Grantors;

The Company, Franchise Group Newco PSP, LLC, a Delaware limited liability company (“FG Newco PSP”), Valor Acquisition, LLC, a Delaware limited liability company (“Valor”), Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company (“FG Newco Intermediate AF” and together with the Company, FG Newco PSP and Valor individually each a “Borrower” and collectively, the “Borrowers”), the lenders party thereto, the Initial First Lien Representative and the Initial First Lien Collateral Agent have entered into that certain First Lien Credit Agreement, dated as of March 10, 2021 (as amended by that certain First Amendment to First Lien Credit Agreement, dated as of the date hereof, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Initial First Lien Credit Agreement”);

The Borrowers, the lenders party thereto, the Initial Second Lien Representative and the Initial Second Lien Collateral Agent have entered into that certain Second Lien Credit Agreement, dated as of March 10, 2021 (as amended by that certain First Amendment to Second Lien Credit Agreement, dated as of the date hereof, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Initial Second Lien Credit Agreement”);

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The Borrowers, the lenders party thereto, the BDK First Lien Representative and the BDK First Lien Collateral Agent have entered into that certain First Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “BDK First Lien Credit Agreement”);

The Borrowers, the lenders party thereto, the BDK Second Lien Representative and the BDK Second Lien Collateral Agent have entered into that certain Second Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “BDK Second Lien Credit Agreement”);

The Borrowers, certain other Grantors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as agent (in such capacity, together with its successors and permitted assigns in such capacity, the “ABL Agent”) have entered into that certain Third Amended and Restated Credit Agreement, dated as of March 10, 2021 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of the date hereof, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”);

In connection with the foregoing, on the date hereof, the Initial First Lien Collateral Agent, the Initial Second Lien Collateral Agent, the ABL Agent, the BDK First Lien Collateral Agent, the BDK Second Lien Collateral Agent and, by their acknowledgment, each Grantor, have entered into an Amended and Restated Intercreditor Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ABL Intercreditor Agreement”) which sets forth, among other things, their respective rights and remedies with respect to the Collateral.

Pursuant to (i) that certain First Lien Guaranty Agreement, dated as March 10, 2021, among the Grantors and the Initial First Lien Representative, each of the Grantors has agreed to guaranty the First Lien Obligations (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Guaranty”); (ii) that certain Second Lien Guaranty Agreement, dated as of March 10, 2021, among the Grantors and the Initial Second Lien Representative, each of the Grantors has agreed to guarantee the Second Lien Obligations (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Guaranty”); (iii) that certain First Lien Guaranty Agreement, dated as of the date hereof, among the Grantors and the BDK First Lien Representative, each of the Grantors has agreed to guaranty the BDK First Lien Obligations (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “BDK First Lien Guaranty”); (iv) that certain Second Lien Guaranty Agreement, dated as of the date hereof, among the Grantors and the BDK Second Lien Representative, each of the Grantors has agreed to guarantee the BDK Second Lien Obligations (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “BDK Second Lien Guaranty”); and (v) the ABL Credit Agreement, each of the Grantors has agreed to guarantee the ABL Obligations;

The obligations of the Borrowers under the Initial First Lien Credit Agreement, the obligations of the Grantors under certain Hedge Agreements and in respect of certain Bank Product Obligations and the obligations of the Grantors under the First Lien Guaranty will be secured (i) on a first-priority basis by liens on the Term Loan Priority Collateral (as defined in the ABL Intercreditor Agreement) and (ii) on a second-priority basis by liens on the ABL Priority Collateral (as defined in the ABL Intercreditor Agreement), respectively, pursuant to the terms of the First Lien Collateral Documents;

The obligations of the Borrowers under the BDK First Lien Credit Agreement, the obligations of the Grantors under certain Hedge Agreements and in respect of certain Bank Product Obligations and the obligations of the Grantors under the BDK First Lien Guaranty will be secured (i) on a first-priority basis by liens on the Term Loan Priority Collateral (as defined in the ABL Intercreditor Agreement) and (ii) on a second-priority basis by liens on the ABL Priority Collateral (as defined in the ABL Intercreditor Agreement), respectively, pursuant to the terms of the BDK First Lien Collateral Documents;

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The obligations of the Borrowers under the Initial Second Lien Credit Agreement and the obligations of the Grantors under the Second Lien Guaranty will be secured (i) on a second-priority basis by liens on the Term Loan Priority Collateral (as defined in the ABL Intercreditor Agreement) and (ii) on a third-priority basis by liens on the ABL Priority Collateral (as defined in the ABL Intercreditor Agreement), respectively, pursuant to the terms of the Second Lien Collateral Documents;

The obligations of the Borrowers under the BDK Second Lien Credit Agreement and the obligations of Grantors under the BDK Second Lien Guaranty will be secured (i) on a second-priority basis by liens on the Term Loan Priority Collateral (as defined in the ABL Intercreditor Agreement) and (ii) on a third-priority basis by liens on the ABL Priority Collateral (as defined in the ABL Intercreditor Agreement), respectively, pursuant to the terms of the BDK Second Lien Collateral Documents;

In furtherance of the foregoing, the First Lien Loan Documents, the Second Lien Loan Documents, the BDK First Lien Loan Documents and the BDK Second Lien Loan Documents provide, among other things, that each First Lien Representative and each First Lien Collateral Agent, on the one hand (each on behalf of its related First Lien Claimholders) and each Second Lien Representative and each Second Lien Collateral Agent, on the other hand (each on behalf of its related Second Lien Claimholders) shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the Initial First Lien Representative (for itself and on behalf of each other Initial First Lien Claimholder), the Initial First Lien Collateral Agent (for itself and on behalf of each other Initial First Lien Claimholder), the Initial Second Lien Representative (for itself and on behalf of each other Initial Second Lien Claimholder), the Initial Second Lien Collateral Agent (for itself and on behalf of each other Initial Second Lien Claimholder), the BDK First Lien Representative (for itself and on behalf of each other BDK First Lien Claimholder), the BDK First Lien Collateral Agent (for itself and on behalf of each other BDK First Lien Claimholder), the BDK Second Lien Representative (for itself and on behalf of each other BDK Second Lien Claimholder), the BDK Second Lien Collateral Agent (for itself and on behalf of each other BDK Second Lien Claimholder), each other Additional First Lien Representative (for itself and on behalf of each other Additional First Lien Claimholder represented by it), each other Additional First Lien Collateral Agent (for itself and on behalf of each other Additional First Lien Claimholder represented by it), each other Additional Second Lien Representative (for itself and on behalf of each other Additional Second Lien Claimholder represented by it) and each other Additional Second Lien Collateral Agent (for itself and on behalf of each other Additional Second Lien Claimholder represented by it), intending to be legally bound, hereby agrees as follows:

Section 1.    Definitions.

1.1               Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“ABL Agent” shall have the meaning set forth in the Recitals to this Agreement.

“ABL Credit Agreement” shall have the meaning set forth in the Recitals to this Agreement.

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“ABL Intercreditor Agreement” shall have the meaning set forth in the Recitals to this Agreement.

“ABL Priority Collateral” shall have the meaning set forth in the ABL Intercreditor Agreement as in effect on the date hereof.

“Additional Collateral Agent” means an Additional First Lien Collateral Agent and/or an Additional Second Lien Collateral Agent, as the context may require.

“Additional Debt” has the meaning set forth in Section 8.7.

“Additional First Lien Claimholders” means, with respect to any Series of Additional First Lien Debt, the holders of such Indebtedness, the First Lien Representative with respect thereto, the First Lien Collateral Agent with respect thereto, any trustee or agent therefor under any related Additional First Lien Loan Documents and the beneficiaries of each indemnification obligation undertaken by any Grantor under any related Additional First Lien Loan Documents and the holders of any other Additional First Lien Obligations secured by the First Lien Collateral Documents for such Series of Additional First Lien Debt.

“Additional First Lien Collateral Agent” has the meaning set forth in the definition of “First Lien Collateral Agent”.

“Additional First Lien Debt” means any Indebtedness and guarantees thereof that is incurred, issued or guaranteed by any Grantor other than the Initial First Lien Debt (but including the BDK First Lien Debt), which Indebtedness and guarantees are secured by the First Lien Collateral (or a portion thereof) on a basis senior to the Second Lien Obligations; provided, however, that with respect to any such Indebtedness incurred after the date hereof (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Loan Document and Second Lien Loan Document, (ii) unless already a party with respect to that Series of Additional First Lien Debt, each of the First Lien Representative and the First Lien Collateral Agent for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.7, (B) the First Lien Pari Passu Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 5.14 thereof and (C) the ABL Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 10.5(c) thereof and (iii) each of the other requirements of Section 8.7 shall have been complied with. The requirements of clause (i) above and clause (2)(C) of Section 8.7(b) shall be tested only as of (x) the date of execution of such Joinder Agreement by the applicable Additional First Lien Collateral Agent and Additional First Lien Representative if the Indebtedness is incurred pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment, in each case, assuming such commitments are fully drawn as of such date. Additional First Lien Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.

“Additional First Lien Loan Documents” means, with respect to any Series of Additional First Lien Debt, the loan agreements, promissory notes, indentures and other operative agreements evidencing or governing such Indebtedness and the First Lien Collateral Documents securing such Series of Additional First Lien Debt.

“Additional First Lien Obligations” means, with respect to any Series of Additional First Lien Debt, (a) all principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursement obligations, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding, payable with respect to such Additional First Lien Debt, (b) all other amounts payable to the related Additional First Lien Claimholders under the related Additional First Lien Loan Documents (other than in respect of any Indebtedness not constituting Additional First Lien Debt), (c) subject to Section 5.8, any Hedging Obligations and Bank Product Obligations secured under the First Lien Collateral Documents securing such Series of Additional First Lien Debt and (d) any renewals or extensions of the foregoing.

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“Additional First Lien Representative” has the meaning set forth in the definition of “First Lien Representative”.

“Additional Obligations” means the Additional First Lien Obligations and the Additional Second Lien Obligations.

“Additional Representative” means an Additional First Lien Representative and/or an Additional Second Lien Representative, as the context may require.

“Additional Second Lien Claimholders” means, with respect to any Series of Additional Second Lien Debt, the holders of such Indebtedness, the Second Lien Representative with respect thereto, the Second Lien Collateral Agent with respect thereto, any trustee or agent therefor under any related Additional Second Lien Loan Documents and the beneficiaries of each indemnification obligation undertaken by any Grantor under any related Additional Second Lien Loan Documents and the holders of any other Additional Second Lien Obligations secured by the Second Lien Collateral Documents for such Series of Additional Second Lien Debt.

“Additional Second Lien Collateral Agent” has the meaning set forth in the definition of “Second Lien Collateral Agent”.

“Additional Second Lien Debt” means any Indebtedness and guarantees thereof that is incurred, issued or guaranteed by any Grantor other than the Initial Second Lien Debt (but including the BDK Second Lien Debt), which Indebtedness and guarantees are secured by the Second Lien Collateral (or a portion thereof) on a basis junior to the First Lien Obligations; provided, however, that with respect to any such Indebtedness incurred after the date hereof (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Loan Document and Second Lien Loan Document, (ii) unless already a party with respect to that Series of Additional Second Lien Debt, each of the Second Lien Representative and the Second Lien Collateral Agent for the holders of such Indebtedness shall have become party to (A) this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.7, (B) the Second Lien Pari Passu Intercreditor Agreement pursuant to and by satisfying the conditions set forth therein; and (C) the ABL Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 10.5(c) thereof and (iii) each of the other requirements of Section 8.7 shall have been complied with. The requirements of clause (i) above and clause (2)(C) of Section 8.7(b) shall be tested only as of (x) the date of execution of such Joinder Agreement by the applicable Additional Second Lien Collateral Agent and Additional Second Lien Representative if the Indebtedness in incurred pursuant to a commitment entered into at the time of such Joinder Agreement, and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment, in each case, assuming such commitments are fully drawn as of such date. Additional Second Lien Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.

“Additional Second Lien Loan Documents” means, with respect to any Series of Additional Second Lien Debt, the loan agreements, promissory notes, indentures and other operative agreements evidencing or governing such Indebtedness and the Second Lien Collateral Documents securing such Series of Additional Second Lien Debt.

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“Additional Second Lien Obligations” means, with respect to any Series of Additional Second Lien Debt, (a) principal, interest (including without limitation any Post-Petition Interest), premium (if any), penalties, fees, expenses (including, without limitation, fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursement obligations, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding, payable with respect to such Additional Second Lien Debt, (b) all other amounts payable to the related Additional Second Lien Claimholders under the related Additional Second Lien Loan Documents (other than in respect of any Indebtedness not constituting Additional Second Lien Debt), (c) subject to Section 5.8, any Hedging Obligations and Bank Product Obligations secured under the Second Lien Collateral Documents securing such Series of Additional Second Lien Debt and (d) any renewals or extensions of the foregoing.

“Additional Second Lien Representative” has the meaning set forth in the definition of “Second Lien Representative”.

“Affiliate” means, with respect to a specified Person, (a) any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with the Person specified or is a director or officer of the Person specified or (b) any other Person that directly or indirectly owns 10% or more of any class of equity interests of the Person specified.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Applicable BDK Cap Amount” means (i) initially and prior to the Discharge of BDK First Lien Obligations, the BDK First Lien Cap Amount and (ii) from and after the Discharge of BDK First Lien Obligations and prior to the Discharge of BDK Second Lien Obligations, the BDK Second Lien Cap Amount.

“Applicable BDK Claimholders” means the “Applicable Senior Lien Claimholders” as defined in the BDK Intercreditor Agreement.

“Applicable BDK Collateral Agent” means the “Applicable Senior Lien Collateral Agent” as defined in the BDK Intercreditor Agreement.

“Applicable BDK Loan Documents” means (i) if the BDK Junior Lien Claimholder DIP Financing is being provided by the BDK Second Lien Claimholders, the BDK Second Lien Loan Documents, (ii) if the BDK Junior Lien Claimholder DIP Financing is being provided by the First Lien Claimholders (other than the BDK First Lien Claimholders), the First Lien Loan Documents and (iii) if the BDK Junior Lien Claimholder DIP Financing is being provided by the Second Lien Claimholders (other than the BDK Second Lien Claimholders), the Second Lien Loan Documents.

“Applicable BDK Obligations” means (i) initially and prior to the Discharge of BDK First Lien Obligations, the BDK First Lien Obligations and (ii) from and after the Discharge of BDK First Lien Obligations and prior to the Discharge of BDK Second Lien Obligations, the BDK Second Lien Obligations.

“Applicable BDK Representative” means the “Applicable Senior Lien Representative” as defined in the BDK Intercreditor Agreement.

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“Applicable Junior Lien Claimholders” means (i) initially and prior to the Discharge of BDK First Lien Obligations, the BDK Second Lien Claimholders and (ii) from and after the Discharge of BDK First Lien Obligations and prior to the Discharge of BDK Second Lien Obligations, the First Lien Claimholders.

“Applicable Second Lien Loan Documents” means (i) if the Second Lien Claimholder DIP Financing is being provided by the Second Lien Claimholders, the Second Lien Loan Documents and (ii) if the Second Lien Claimholder DIP Financing is being provided by the BDK Second Lien Claimholders, the BDK Second Lien Loan Documents.

“Badcock” means W.S. Badcock Corporation, a Florida corporation.

“Bank Product Obligations” means all obligations and liabilities (whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred) of any Loan Party, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, which may arise under, out of, or in connection with any credit and debit cards (including commercial credit cards), stored value cards, purchasing cards, treasury, investment, depository, clearing house, wire transfer, overdraft, controlled disbursement, cash management or automated clearing house transfers of funds services, return items, interstate depository network services or any related services, to any Person permitted to be a secured party in respect of such obligations under the applicable First Lien Loan Documents.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“BDK Collateral” means the “Collateral” as defined in the BDK Intercreditor Agreement.

“BDK DIP Financing” has the meaning set forth in Section 6.1(a).

“BDK First Lien Cap Amount” means the “First Lien Cap Amount” as defined in the BDK Intercreditor Agreement.

“BDK First Lien Claimholders” means the “Secured Parties” as defined in the BDK First Lien Credit Agreement.

“BDK First Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.

“BDK First Lien Credit Agreement” has the meaning set forth in the Recitals to this Agreement.

“BDK First Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the BDK First Lien Loan Documents.

“BDK First Lien Guaranty” has the meaning set forth in the Recitals to this Agreement.

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“BDK First Lien Loan Documents” means the BDK First Lien Credit Agreement and the other “Loan Documents” as defined in the BDK First Lien Credit Agreement and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting the BDK First Lien Obligations.

“BDK First Lien Obligations” means the “Secured Obligations” as defined in the BDK First Lien Credit Agreement.

“BDK First Lien Representative” has the meaning set forth in the Preamble to this Agreement.

“BDK Intercreditor Agreement” means that certain Four Lien Intercreditor Agreement, dated as of the date hereof, by and among the Initial First Lien Representative, the Initial First Lien Collateral Agent, the Initial Second Lien Representative, the Initial Second Lien Collateral Agent, the BDK First Lien Representative, the BDK First Lien Collateral Agent, the BDK Second Lien Representative and the BDK Second Lien Collateral Agent, and acknowledged by the Loan Parties, as it may be amended, amended and restated, modified, supplemented, extended or renewed from time to time not in violation of the terms hereof or thereof.

“BDK Junior Lien Adequate Protection Payments” has the meaning set forth in Section 6.4(b).

“BDK Junior Lien Claimholders” means the “Junior Lien Claimholders” as defined in the BDK Intercreditor Agreement.

“BDK Junior Lien Collateral Agents” means each “Junior Lien Collateral Agent” as defined in the BDK Intercreditor Agreement.

“BDK Junior Lien Loan Documents” means (i) initially and prior to the Discharge of BDK First Lien Obligations, the BDK Second Lien Loan Documents, the First Lien Loan Documents and the Second Lien Loan Documents and (ii) from and after the Discharge of BDK First Lien Obligations and prior to the Discharge of BDK Second Lien Obligations, the First Lien Loan Documents and the Second Lien Loan Documents.

“BDK Junior Lien Representatives” means each “Junior Lien Representative” as defined in the BDK Intercreditor Agreement.

“BDK Obligations” means the BDK First Lien Obligations and the BDK Second Lien Obligations.

“BDK Pay-Over Amount” has the meaning set forth in Section 6.4(b).

“BDK Recovery” has the meaning set forth in Section 6.5.

“BDK Second Lien Cap Amount” means the “Second Lien Cap Amount” as defined in the BDK Intercreditor Agreement.

“BDK Second Lien Claimholders” means the “Secured Parties” as defined in the BDK Second Lien Credit Agreement.

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“BDK Second Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.

“BDK Second Lien Credit Agreement” has the meaning set forth in the Recitals to this Agreement.

“BDK Second Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the BDK Second Lien Loan Documents.

“BDK Second Lien Guaranty” has the meaning set forth in the Recitals to this Agreement.

“BDK Second Lien Loan Documents” means the BDK Second Lien Credit Agreement and the other “Loan Documents” as defined in the BDK Second Lien Credit Agreement and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting the BDK Second Lien Obligations.

“BDK Second Lien Obligations” means the “Secured Obligations” as defined in the BDK Second Lien Credit Agreement.

“BDK Second Lien Representative” has the meaning set forth in the Preamble to this Agreement.

“BDK Senior Lien Claimholders” means each “Senior Lien Claimholder” as defined in the BDK Intercreditor Agreement.

“BDK Senior Lien Obligations” means the “Senior Lien Obligations” as defined in the BDK Intercreditor Agreement.

“BDK Shortfall” has the meaning set forth in Section 6.4(b).

“Borrower” has the meaning set forth in the Recitals to this Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Claimholders” means the First Lien Claimholders and/or the Second Lien Claimholders, as the context may require.

“Collateral” means, at any time, all of the assets and property of any Grantor, whether real, personal or mixed, in which the holders of First Lien Obligations under at least one Series of First Lien Obligations and the holders of Second Lien Obligations under at least one Series of Second Lien Obligations (or their respective Collateral Agents or Representatives) hold, purport to hold or are required to hold, a security interest at such time (or, in the case of the First Lien Obligations, are deemed pursuant to Section 2 to hold a security interest), including any property subject to Liens granted pursuant to Section 6 to secure both First Lien Obligations and Second Lien Obligations. If, at any time, any portion of the First Lien Collateral under one or more Series of First Lien Obligations does not constitute Second Lien Collateral under one or more Series of Second Lien Obligations, then such portion of such First Lien Collateral shall constitute Collateral only with respect to the Second Lien Obligations for which it constitutes Second Lien Collateral and shall not constitute Collateral for any Second Lien Obligations which do not have a security interest in such Collateral at such time. Notwithstanding the foregoing, (i) “Collateral” shall not include BDK Collateral until such time as the Discharge of BDK Obligations has occurred and (ii) from and after Discharge of BDK Obligations, “Collateral” shall include BDK Collateral.

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“Collateral Agent” means any First Lien Collateral Agent and/or any Second Lien Collateral Agent, as the context may require.

“Collateral Documents” means the First Lien Collateral Documents and the Second Lien Collateral Documents.

“Company” has the meaning set forth in the Preamble to this Agreement.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Declined Liens” has the meaning set forth in Section 2.3.

“Designated First Lien Collateral Agent” means (i) if at any time there is only one Series of First Lien Obligations with respect to which the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent for the First Lien Claimholders in such Series and (ii) at any time when clause (i) does not apply, the “Applicable Collateral Agent” (as defined in the First Lien Pari Passu Intercreditor Agreement) at such time.

“Designated First Lien Representative” means (i) if at any time there is only one Series of First Lien Obligations with respect to which the Discharge of First Lien Obligations has not occurred, the First Lien Representative for the First Lien Claimholders in such Series and (ii) at any time when clause (i) does not apply, the “Applicable Representative” (as defined in the First Lien Pari Passu Intercreditor Agreement) at such time.

“Designated Second Lien Collateral Agent” means (i) if at any time there is only one Series of Second Lien Obligations with respect to which the Discharge of Second Lien Obligations has not occurred, the Second Lien Collateral Agent for the Second Lien Claimholders in such Series and (ii) at any time when clause (i) does not apply, the “Applicable Collateral Agent” (as defined in the Second Lien Pari Passu Intercreditor Agreement) at such time.

“Designated Second Lien Representative” means (i) if at any time there is only one Series of Second Lien Obligations with respect to which the Discharge of Second Lien Obligations has not occurred, the Second Lien Representative for the Second Lien Claimholders in such Series and (ii) at any time when clause (i) does not apply, the “Applicable Representative” (as defined in the Second Lien Pari Passu Intercreditor Agreement) at such time.

“Designation” means a designation of Additional First Lien Debt or Additional Second Lien Debt in substantially the form of Exhibit C attached hereto.

“DIP Financing” has the meaning set forth in Section 6.1(a).

“Discharge” means, except to the extent otherwise provided in Section 5.6:

(a)                with respect to any Series of First Lien Obligations or Series of Second Lien Obligations, each of the following has occurred:

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(i)              payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) on all Indebtedness outstanding under the applicable First Lien Loan Documents and constituting First Lien Obligations of such Series or the applicable Second Lien Loan Documents and constituting Second Lien Obligations of such Series, as the case may be;

(ii)            payment in full in cash of all Hedging Obligations and all Bank Product Obligations constituting First Lien Obligations of such Series secured by the First Lien Collateral Documents, or the cash collateralization of all such applicable Hedging Obligations and Bank Product Obligations on terms satisfactory to each applicable counterparty (or the making of other arrangements satisfactory to the applicable counterparty);

(iii)          payment in full in cash of all other First Lien Obligations or Second Lien Obligations under the applicable First Lien Loan Documents or the applicable Second Lien Loan Documents, as the case may be, of such Series that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

(iv)           termination or expiration of all commitments, if any, to extend credit that would constitute First Lien Obligations or Second Lien Obligations, as the case may be, under such Series; and

(b)                with respect to any Series of Excess First Lien Obligations, each of the following has occurred:

(i)              payment in full in cash of the principal of and interest (including interest accruing thereon on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not interest would be allowed in such Insolvency or Liquidation Proceeding) on all Indebtedness outstanding under the applicable First Lien Loan Documents and constituting Excess First Lien Obligations of such Series;

(ii)            payment in full in cash of all Hedging Obligations and all Bank Product Obligations constituting Excess First Lien Obligations of such Series secured by the First Lien Collateral Documents or the cash collateralization of all such applicable Hedging Obligations and Bank Product Obligations on terms satisfactory to each applicable counterparty (or the making of other arrangements satisfactory to the applicable counterparty);

(iii)          payment in full in cash of all other Excess First Lien Obligations under the applicable First Lien Loan Documents of such Series that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

(iv)           termination or expiration of all commitments, if any, to extend credit that would constitute Excess First Lien Obligations of such Series.

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The term “Discharged” shall have a corresponding meaning.

“Discharge of BDK First Lien Obligations” means the “Discharge of First Lien Obligations” as defined in the BDK Intercreditor Agreement.

“Discharge of BDK Obligations” means, collectively, the “Discharge of First Lien Obligations” and the “Discharge of Second Lien Obligations”, each as defined in the BDK Intercreditor Agreement.

“Discharge of BDK Second Lien Obligations” means the “Discharge of Second Lien Obligations” as defined in the BDK Intercreditor Agreement.

“Discharge of BDK Senior Lien Obligations” means the “Discharge of Senior Lien Obligations” as defined in the BDK Intercreditor Agreement.

“Discharge of Excess First Lien Obligations” means, except to the extent otherwise provided in Section 5.6, the Discharge of all Excess First Lien Obligations has occurred; provided, that the Discharge of Excess First Lien Obligations shall be deemed not to have occurred if any First Lien Loan Document is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.

“Discharge of First Lien Obligations” means, except to the extent otherwise provided in Section 5.6, the Discharge of Initial First Lien Obligations and the Discharge of each additional Series of First Lien Obligations constituting First Lien Obligations has occurred; provided, that the Discharge of First Lien Obligations shall be deemed not to have occurred if any First Lien Loan Document is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3. For the avoidance of doubt, a Discharge of First Lien Obligations shall occur even if Excess First Lien Obligations remain outstanding.

“Discharge of Initial First Lien Obligations” means the Discharge of all Initial First Lien Obligations constituting First Lien Obligations has occurred; provided, that the Discharge of Initial First Lien Obligations shall be deemed not to have occurred if any Initial First Lien Loan Document is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3. For the avoidance of doubt, a Discharge of Initial First Lien Obligations shall occur even if Excess First Lien Obligations remain outstanding.

“Discharge of Initial Second Lien Obligations” means the Discharge of all Initial Second Lien Obligations has occurred; provided, that the Discharge of Initial Second Lien Obligations shall be deemed not to have occurred if the Initial Second Lien Credit Agreement is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.

“Discharge of Second Lien Obligations” means, except to the extent otherwise provided in Section 5.6, the Discharge of Initial Second Lien Obligations and the Discharge of each additional Series of Second Lien Obligations has occurred; provided, that the Discharge of Second Lien Obligations shall be deemed not to have occurred if any Second Lien Loan Document is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.

“Disposition” has the meaning set forth in Section 5.1(b).

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“Enforcement Action” means any action to:

(a)                foreclose, execute, levy, or collect on, take possession or control of (other than for purposes of perfection), sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the First Lien Loan Documents or the Second Lien Loan Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);

(b)                solicit bids from third Persons, approve bid procedures for any proposed disposition of Collateral, conduct the liquidation or disposition of Collateral or engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral;

(c)                receive a transfer of Collateral in satisfaction of Indebtedness or any other Obligation secured thereby; or

(d)       otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the First Lien Loan Documents or Second Lien Loan Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral).

“Excess First Lien Obligations” means (i) any Obligations that would constitute First Lien Obligations if not for the First Lien Cap Amount and (ii) any Obligations that would constitute BDK First Lien Obligations if not for the BDK First Lien Cap Amount.

“FG Newco Intermediate AF” shall have the meaning set forth in the Recitals to this Agreement.

“FG Newco PSP” shall have the meaning set forth in the Recitals to this Agreement.

“First Lien Cap Amount” means, (x) unless a Grantor shall be subject to any Insolvency or Liquidation Proceeding, $1,100,000,000; and (y) if a Grantor shall be subject to any Insolvency or Liquidation Proceeding the sum of (i) $1,100,000,000 plus (ii) 10% of the sum of the aggregate outstanding principal amount of Indebtedness under the First Lien Loan Documents immediately prior to the commencement of such Insolvency or Liquidation Proceeding.

“First Lien Claimholders” means the Initial First Lien Claimholders and any Additional First Lien Claimholders.

“First Lien Collateral” means any “Collateral” or “Pledged Collateral” or similar term as defined in any First Lien Loan Document or any other assets of any Grantor with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a First Lien Loan Document as security for any First Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any First Lien Claimholder. For the avoidance of doubt, until such time as the Discharge of BDK Obligations has occurred, “First Lien Collateral” shall not include any Badcock Collateral (as defined in the Initial First Lien Credit Agreement).

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“First Lien Collateral Agent” means (i) in the case of any Initial First Lien Obligations or the Initial First Lien Claimholders, the Initial First Lien Collateral Agent and (ii) in the case of any Additional First Lien Obligations and the Additional First Lien Claimholders in respect thereof, the Person serving as collateral agent (or the equivalent) for such Additional First Lien Obligations and that is named as the First Lien Collateral Agent in respect of such Additional First Lien Obligations in the applicable Joinder Agreement (or in the case of the BDK First Lien Obligations or the BDK First Lien Claimholders, the BDK First Lien Collateral Agent (which for all purposes hereof shall be an “Additional First Lien Collateral Agent”), pursuant to its direct signature hereto on the date hereof) (each, in the case of this clause (ii) together with its successors and assigns in such capacity, an “Additional First Lien Collateral Agent”).

“First Lien Collateral Documents” means the “Security Documents” or “Collateral Documents” or similar term (as defined in the applicable First Lien Loan Documents) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or pursuant to which any such Lien is perfected; provided that, until such time as the Discharge of BDK Obligations has occurred, “First Lien Collateral Documents” shall not include any “Badcock Security Documents” (as defined in the Initial First Lien Credit Agreement).

“First Lien Debt” means the Initial First Lien Debt and any Additional First Lien Debt.

“First Lien Declined Liens” has the meaning set forth in Section 2.3.

“First Lien Guaranty” has the meaning set forth in the Recitals to this Agreement.

“First Lien Loan Documents” means the Initial First Lien Loan Documents and any Additional First Lien Loan Documents.

“First Lien Obligations” means the Initial First Lien Obligations and any Additional First Lien Obligations; provided, that if the sum of all Indebtedness constituting principal outstanding under the Initial First Lien Credit Agreement and the Additional First Lien Loan Documents exceeds the sum of the First Lien Cap Amount and, for so long as the BDK First Lien Obligations remain outstanding, the BDK First Lien Cap Amount, then only that portion of such Indebtedness (on a pro rata basis based on the aggregate outstanding principal amount of such Indebtedness) equal to the sum of the First Lien Cap Amount and, for so long as the BDK First Lien Obligations remain outstanding, the BDK First Lien Cap Amount shall be included in First Lien Obligations and interest with respect to such Indebtedness shall only constitute First Lien Obligations to the extent related to Indebtedness up to the sum of the First Lien Cap Amount and, for so long as the BDK First Lien Obligations remain outstanding, the BDK First Lien Cap Amount included in the First Lien Obligations. For avoidance of doubt, Hedging Obligations and Bank Product Obligations shall not be subject to the First Lien Cap Amount or the BDK First Lien Cap Amount.

“First Lien Pari Passu Intercreditor Agreement” means an agreement among each First Lien Representative and each First Lien Collateral Agent allocating rights among the various Series of First Lien Obligations.

“First Lien Representative” means (i) in the case of any Initial First Lien Obligations or the Initial First Lien Claimholders, the Initial First Lien Representative and (ii) in the case of any Additional First Lien Obligations and the Additional First Lien Claimholders in respect thereof, each trustee, administrative agent, collateral agent, security agent and similar agent that is named as the First Lien Representative in respect of such Additional First Lien Obligations in the applicable Joinder Agreement (or in the case of the BDK First Lien Obligations or the BDK First Lien Claimholders, the BDK First Lien Representative (which for all purposes hereof shall be an “Additional First Lien Representative”), pursuant to its direct signature hereto on the date hereof) (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional First Lien Representative”).

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“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” means (a) prior to the Discharge of BDK Obligations, the Company, FG Newco PSP, Valor, FG Newco Intermediate AF, each other Subsidiary of the Company that is party to the First Lien Guaranty, the BDK First Lien Guaranty, the Second Lien Guaranty and the BDK Second Lien Guaranty and each other Person that has executed and delivered or may from time to time hereafter execute and deliver any First Lien Collateral Document and/or Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof) to secure any First Lien Obligations and/or Second Lien Obligations, as the context may require and (b) from and after the Discharge of BDK Obligations, the Company, FG Newco PSP, Valor, FG Newco Intermediate AF, Badcock, each other Subsidiary of the Company that is party to the First Lien Guaranty and the Second Lien Guaranty and each other Person that has executed and delivered or may from time to time hereafter execute and deliver any First Lien Collateral Document and/or Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof) to secure any First Lien Obligations and/or Second Lien Obligations, as the context may require. For the avoidance of doubt, Badcock shall not constitute a “Grantor” until such time as the Discharge of BDK Obligations has occurred.

“Hedge Agreement” means a Swap Contract entered into by a Loan Party with a counterparty as permitted under the First Lien Loan Documents.

“Hedging Obligation” of any Person means any obligation of such Person pursuant to any Hedge Agreement.

“Indebtedness” means and includes all indebtedness for borrowed money. For the avoidance of doubt, “Indebtedness” shall not include reimbursement or other obligations in respect of letters of credit, Hedging Obligations or Bank Product Obligations.

“Initial First Lien Claimholders” means the “Secured Parties” as defined in the Initial First Lien Credit Agreement.

“Initial First Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.

“Initial First Lien Credit Agreement” has the meaning set forth in the Recitals to this Agreement.

“Initial First Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Initial First Lien Loan Documents.

“Initial First Lien Loan Documents” means the Initial First Lien Credit Agreement and the other “Loan Documents” as defined in the Initial First Lien Credit Agreement and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting the Initial First Lien Obligations.

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“Initial First Lien Obligations” means the “Secured Obligations” as defined in the Initial First Lien Credit Agreement.

“Initial First Lien Representative” has the meaning set forth in the Preamble to this Agreement.

“Initial Second Lien Claimholders” means the “Secured Parties” as defined in the Initial Second Lien Loan Documents.

“Initial Second Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.

“Initial Second Lien Credit Agreement” has the meaning set forth in the Recitals to this Agreement.

“Initial Second Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Initial Second Lien Loan Documents.

“Initial Second Lien Loan Documents” means that certain Initial Second Lien Credit Agreement and the other “Loan Documents” as defined in the Initial Second Lien Credit Agreement and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting the Initial Second Lien Obligations.

“Initial Second Lien Obligations” means the “Secured Obligations” as defined in the Initial Second Lien Loan Documents.

“Initial Second Lien Representative” has the meaning set forth in the Preamble to this Agreement.

“Insolvency or Liquidation Proceeding” means:

(a)                any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Loan Party;

(b)                any other voluntary or involuntary insolvency, reorganization or Bankruptcy Case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Loan Party or with respect to a material portion of their respective assets;

(c)                any liquidation, dissolution, reorganization or winding up of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d)                any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Loan Party.

“Joinder Agreement” means a supplement to this Agreement in the form of: (i) Exhibit A or Exhibit B hereto, as applicable, required to be delivered by a Representative and a Collateral Agent to each other then-existing Representative and Collateral Agent pursuant to Section 8.7 in order to include Additional First Lien Debt or Additional Second Lien Debt hereunder and to become the Representative or Collateral Agent, as the case may be, hereunder in respect thereof for the applicable Additional First Lien Claimholders or applicable Additional Second Lien Claimholders, as the case may be, under such Additional First Lien Debt or Additional Second Lien Debt or (ii) Exhibit D hereto required to be delivered by any Grantor pursuant to Section 8.20.

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“Lien” means any lien (including judgment liens and liens arising by operation of law), mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, call, trust (whether contractual, statutory, deemed, equitable, constructive, resulting or otherwise), UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing, including any right of set-off or recoupment.

“Loan Documents” means the First Lien Loan Documents and the Second Lien Loan Documents.

“Loan Parties” means (a) prior to the Discharge of BDK Obligations, the Grantors and Badcock and (b) from and after the Discharge of BDK Obligations, the Grantors.

“Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the First Lien Claimholders, the Second Lien Claimholders or any of them or their respective Affiliates, in each case, under the First Lien Loan Documents, the Second Lien Loan Documents, Hedge Agreements or Bank Product Obligations, whether for principal, interest, premium or payments for early termination of Swap Contracts, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing and including any interest and fees that accrue after the commencement by or against any Person of any proceeding under any Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Pay-Over Amount” has the meaning set forth in Section 6.3(b).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity.

“Pledged Collateral” has the meaning set forth in Section 5.5.

“Post-Petition Interest” means interest, fees, premiums, expenses and other charges that, pursuant to the First Lien Loan Documents or the Second Lien Loan Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Purchase Price” has the meaning set forth in Section 5.7.

“Recovery” has the meaning set forth in Section 6.5.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other Indebtedness in exchange or replacement for, such Indebtedness in whole or in part and subject, in the case of First Lien Debt, to the First Lien Cap Amount regardless of whether the principal amount of such Refinancing Indebtedness is the same, greater than, or less than the principal amount of the Refinanced Indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees and substantially the same collateral provisions) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

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“Replacement BDK Collateral” has the meaning set forth in Section 6.6.

“Replacement Collateral” has the meaning set forth in Section 6.6.

“Representative” means any First Lien Representative and/or any Second Lien Representative, as the context may require.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or equivalent officers of the applicable Grantor.

“Second Lien Adequate Protection Payments” has the meaning set forth in Section 6.3(b).

“Second Lien Claimholder DIP Financing” has the meaning set forth in Section 6.1(b).

“Second Lien Claimholders” means the Initial Second Lien Claimholders and any Additional Second Lien Claimholders.

“Second Lien Collateral” means any “Collateral,” “Pledged Collateral” or similar term as defined in any Second Lien Loan Document or any other assets of any Grantor with respect to which a Lien is granted, purported to be granted or required to be granted pursuant to a Second Lien Loan Document as security for any Second Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Second Lien Claimholder. For the avoidance of doubt, until such time as the Discharge of BDK Obligations has occurred, “Second Lien Collateral” shall not include any Badcock Collateral (as defined in the Initial Second Lien Credit Agreement).

“Second Lien Collateral Agent” means (i) in the case of any Initial Second Lien Obligations or the Initial Second Lien Claimholders, the Initial Second Lien Collateral Agent and (ii) in the case of any Additional Second Lien Obligations and the Additional Second Lien Claimholders in respect thereof, the Person serving as collateral agent (or the equivalent) for such Additional Second Lien Obligations and that is named as the Second Lien Collateral Agent in respect of such Additional Second Lien Obligations in the applicable Joinder Agreement (or in the case of the BDK Second Lien Obligations or the BDK Second Lien Claimholders, the BDK Second Lien Collateral Agent (which for all purposes hereof shall be an “Additional Second Lien Collateral Agent”), pursuant to its direct signature hereto on the date hereof) (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional Second Lien Collateral Agent”).

“Second Lien Collateral Documents” means the “Security Documents” or “Collateral Documents” (as defined in the applicable Second Lien Loan Documents) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or pursuant to which any such Lien is perfected; provided that, until such time as the Discharge of BDK Obligations has occurred, “Second Lien Collateral Documents” shall not include any “Badcock Security Documents” (as defined in the Initial Second Lien Credit Agreement).

“Second Lien Debt” means the Initial Second Lien Debt and any Additional Second Lien Debt.

“Second Lien Declined Lien” has the meaning set forth in Section 2.3.

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“Second Lien Guaranty” has the meaning set forth in the Recitals to this Agreement.

“Second Lien Loan Documents” means the Initial Second Lien Loan Documents and any Additional Second Lien Loan Documents.

“Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed. For the avoidance of doubt, until such time as the Discharge of BDK Obligations has occurred, “Second Lien Mortgages” shall not include any assets of Badcock.

“Second Lien Obligations” means the Initial Second Lien Obligations and any Additional Second Lien Obligations.

“Second Lien Pari Passu Intercreditor Agreement” means an agreement among each Second Lien Representative and each Second Lien Collateral Agent allocating rights among the various Series of Second Lien Obligations.

“Second Lien Representative” means (i) in the case of the Initial Second Lien Obligations or the Initial Second Lien Claimholders, the Initial Second Lien Representative and (ii) in the case of any Additional Second Lien Obligations and the Additional Second Lien Claimholders in respect thereof, each trustee, administrative agent, collateral agent, security agent and similar agent that is named as the Second Lien Representative in respect of such Additional Second Lien Obligations in the applicable Joinder Agreement (or in the case of the BDK Second Lien Obligations or the BDK Second Lien Claimholders, the BDK Second Lien Representative (which for all purposes hereof shall be an “Additional Second Lien Representative”), pursuant to its direct signature hereto on the date hereof) (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional Second Lien Representative”).

“Series” means, (x) with respect to First Lien Debt or Second Lien Debt, all First Lien Debt or Second Lien Debt, as applicable, represented by the same Representative acting in the same capacity and (y) with respect to First Lien Obligations or Second Lien Obligations, all such obligations secured by the same First Lien Collateral Documents or the same Second Lien Collateral Documents, as the case may be.

“Short Fall” has the meaning set forth in Section 6.3(b).

“Standstill Period” has the meaning set forth in Section 3.1.

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond price or bond index swaps or options for forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including such obligations or liabilities under any Master Agreement.

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“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“Valor” shall have the meaning set forth in the Recitals to this Agreement.

1.2               Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a)                any definition of or reference herein to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as amended, restated, amended and restated, supplemented or otherwise modified from time to time and any reference herein to any statute or regulations shall include any amendment, renewal, extension or replacement thereof;

(b)                any reference herein to any Person shall be construed to include such Person’s successors and assigns from time to time;

(c)                the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d)                all references herein to Sections shall be construed to refer to Sections of this Agreement; and

(e)                the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

1.3               Currency Equivalents Generally. For purposes of determining compliance with any Dollar-denominated restriction on the maximum amount of Indebtedness permitted to be outstanding for any purposes hereunder, the principal amount of Indebtedness denominated in a currency other than U.S. Dollars shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is Refinancing Indebtedness denominated in a currency other than U.S. Dollars, and such refinancing would cause the applicable U.S. Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such Refinancing, such U.S. Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed the principal amount of such Indebtedness being Refinanced (in each case, assuming a full utilization of commitments thereunder). The principal amount of any Refinancing Indebtedness, if incurred in a different currency from the Indebtedness being Refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such Refinancing (in each case, assuming a full utilization of commitments thereunder).

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Section 2.    Lien Priorities.

2.1               Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC or any other applicable law or the Second Lien Loan Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Loan Party, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby agrees that:

(a)                any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations;

(b)                any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Representative, any Second Lien Collateral Agent, any Second Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of any Grantor or any other Person; and

(c)                any Lien on the Collateral securing any Excess First Lien Obligations now or hereafter held by or on behalf of any First Lien Representative, any First Lien Collateral Agent, any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Lien on the Collateral securing any Second Lien Obligations.

2.2               Prohibition on Contesting Liens. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, and each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection, extent or enforceability of a Lien held, or purported to be held, by or on behalf of any of the First Lien Claimholders in the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral, as the case may be, or the amount, nature or extent of the First Lien Obligations or Second Lien Obligations or the provisions of this Agreement; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1.

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2.3               No New Liens. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Loan Party, no Grantor shall (and the Company shall not permit any other Grantor to):

(a)                grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.1; provided that this provision will not be violated with respect to any particular Series of First Lien Obligations if the applicable First Lien Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property and either the Company or such First Lien Collateral Agent states in writing that the First Lien Loan Documents in respect thereof prohibit such First Lien Collateral Agent from accepting a Lien on such asset or property or the applicable First Lien Collateral Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien with respect to a particular Series of First Lien Obligations, a “First Lien Declined Lien”); or

(b)                grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations; provided that this provision will not be violated with respect to any particular Series of Second Lien Obligations if the applicable Second Lien Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property and either the Company or such Second Lien Collateral Agent states in writing that the Second Lien Loan Documents in respect thereof prohibit such Second Lien Collateral Agent from accepting a Lien on such asset or property or the applicable Second Lien Collateral Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien with respect to a particular Series of Second Lien Obligations, a “Second Lien Declined Lien” and, together with the First Lien Declined Liens, the “Declined Liens”).

If any Second Lien Representative, any Second Lien Collateral Agent or any Second Lien Claimholder shall hold any Lien on any assets or property of any Grantor securing any Second Lien Obligations that are not also subject to the first-priority Liens, other than any Declined Liens, securing all First Lien Obligations under the First Lien Collateral Documents, such Second Lien Representative, Second Lien Collateral Agent or Second Lien Claimholder shall notify the Designated First Lien Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien, other than any such Lien that would constitute a Declined Lien, on such assets or property to each First Lien Collateral Agent as security for the First Lien Obligations represented by it, such Second Lien Representative, Second Lien Collateral Agent and Second Lien Claimholders shall be deemed to hold and have held such Lien for the benefit of each First Lien Representative, First Lien Collateral Agent and the other First Lien Claimholders, other than any First Lien Claimholders whose First Lien Loan Documents prohibit them from taking such Liens, as security for the First Lien Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to any First Lien Representative, First Lien Collateral Agent and/or the First Lien Claimholders, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of each Second Lien Claimholder represented by it, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

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If any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder shall hold any Lien on any assets or property of any Grantor securing any First Lien Obligations that are not also subject to the junior-priority Liens, other than any Declined Liens, securing all Second Lien Obligations under the Second Lien Collateral Documents, such First Lien Representative, First Lien Collateral Agent or First Lien Claimholder shall notify the Designated Second Lien Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien, other than any such Lien that would constitute a Declined Lien, on such assets or property to each Second Lien Collateral Agent as security for the Second Lien Obligations represented by it, such First Lien Representative, First Lien Collateral Agent and First Lien Claimholders shall be deemed to hold and have held such Lien for the benefit of each Second Lien Representative, Second Lien Collateral Agent and the other Second Lien Claimholders, other than any Second Lien Claimholders whose Second Lien Loan Documents prohibit them from taking such Liens, as security for the Second Lien Obligations.

2.4               Similar Liens and Agreements. The parties hereto agree that, subject to Sections 2.3 and 5.3(c), it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 8.12, the parties hereto agree, subject to the other provisions of this Agreement:

(a)                upon request by any First Lien Collateral Agent or any Second Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Loan Documents; and

(b)                that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations, subject to Sections 2.3 and 5.3(c), shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.

2.5               Perfection of Liens. Except for the arrangements contemplated by Section 5.5, none of the First Lien Representatives, the First Lien Collateral Agents or the First Lien Claimholders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Second Lien Representatives, the Second Lien Collateral Agents or the Second Lien Claimholders. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Claimholders on the one hand and the Second Lien Claimholders on the other hand, and such provisions shall not impose on the First Lien Representatives, the First Lien Collateral Agents, the First Lien Claimholders, the Second Lien Representatives, the Second Lien Collateral Agents, the Second Lien Claimholders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior-perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable law.

2.6               Nature of First Lien Obligations. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges that a portion of the First Lien Obligations represents, or may in the future represent, debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that, subject to Section 5.3(a), the terms of the First Lien Obligations may be modified, extended or amended from time to time, and that, subject to the provisions of this Agreement, the aggregate amount of the First Lien Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Claimholders and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof.

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Section 3.    Enforcement.

3.1               Exercise of Remedies.

(a)                Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Loan Party, the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders:

(1)                will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided that the Designated Second Lien Representative and/or the Designated Second Lien Collateral Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies after the passage of a period of at least 150 days has elapsed since the later of (i) the date on which a Second Lien Representative declared the existence of any Event of Default under (and as defined in) any Second Lien Loan Document; and (ii) the date on which the First Lien Representatives received notice from such Second Lien Representative of such declaration of such Event of Default (the “Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall any Second Lien Representative, any Second Lien Collateral Agent or any Second Lien Claimholder take any Enforcement Action with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, (i) any First Lien Representative, any First Lien Collateral Agent or the applicable First Lien Claimholders shall have commenced and be diligently pursuing in good faith an Enforcement Action or other exercise of their rights or remedies in each case with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Designated Second Lien Representative), (ii) any Loan Party shall be subject to any Insolvency or Liquidation Proceeding (provided that in any such Insolvency or Liquidation Proceeding any Second Lien Representative, Second Lien Collateral Agent or Second Lien Claimholder may take any action expressly permitted by Section 3.1(c), Section 3.1(e) or Section 6 hereof) or (iii) solely and exclusively with respect to the ABL Priority Collateral any First Lien Representative, any First Lien Collateral Agent or the applicable First Lien Claimholders are stayed by the ABL Intercreditor Agreement from pursuing exercise of rights and remedies with respect to the ABL Priority Collateral (it being understood and agreed that Second Lien Claimholders shall be permitted to exercise rights and remedies with respect to the Term Loan Priority Collateral upon expiration of the Standstill Period (subject to the foregoing clauses (i) and (ii));

(2)                will not contest, protest or object to any foreclosure proceeding or action brought by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder or any other exercise by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise (including any Enforcement Action initiated by or supported by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder); and

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(3)                subject to their rights under Section 3.1(a)(1), will not object to the forbearance by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as any proceeds received by any First Lien Representative or First Lien Collateral Agent in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with Section 4.1 and applicable law.

(b)                Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Loan Party, subject to Section 3.1(a)(1), the First Lien Representatives, the First Lien Collateral Agents and the First Lien Claimholders shall have the exclusive right to commence and maintain an Enforcement Action or otherwise enforce rights and exercise remedies with respect to the Collateral (including set-off, recoupment and the right to credit bid their debt, except that Second Lien Representatives shall have the credit bid rights set forth in Section 3.1(c)(6)), and subject to Section 5.1, make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder; provided that any proceeds received by any First Lien Representative or First Lien Collateral Agent in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with Section 4.1 and applicable law. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Collateral, the First Lien Representatives, the First Lien Collateral Agents and the First Lien Claimholders may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder and regardless of whether any such exercise is adverse to the interest of any Second Lien Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c)                Notwithstanding the foregoing, any Second Lien Representative, any Second Lien Collateral Agent and any other Second Lien Claimholder may:

(1)                file a claim or statement of interest with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Loan Party;

(2)                take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Representative, any First Lien Collateral Agent or the First Lien Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

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(3)                file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4)                vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder may be inconsistent with the provisions of this Agreement;

(5)                exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1);

(6)                bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of First Lien Obligations;

(7)                join (but not exercise any control over) a judicial foreclosure or Lien enforcement proceeding with respect to the Collateral initiated by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, to the extent that such action could not reasonably be expected to interfere materially with the Enforcement Action; or

(8)                object to any proposed acceptance of Collateral by any First Lien Representative, First Lien Collateral Agent or other First Lien Claimholder pursuant to Section 9-620 of the UCC, in a manner not inconsistent with the provisions of this Agreement.

Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy with respect to any Collateral (including set-off and recoupment) in its capacity as a creditor, unless and until the Discharge of First Lien Obligations has occurred, except as expressly permitted by Section 3.1(a)(1) to the extent such Second Lien Representative or such Second Lien Collateral Agent and Second Lien Claimholders represented by it are permitted to retain the proceeds thereof in accordance with Section 4.2 of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(a) and 6.3(b) and this Section 3.1(c), the sole right of the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

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(d)                Subject to Sections 3.1(a) and 3.1(c) and Section 6.3(b):

(1)                each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that such Second Lien Representative or such Second Lien Collateral Agent and such Second Lien Claimholders represented by it will not take any action that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral that is prohibited hereunder, whether by foreclosure or otherwise;

(2)                each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby waives any and all rights such Second Lien Representative or such Second Lien Collateral Agent and such Second Lien Claimholders represented by it may have as a junior lien creditor or otherwise to object to the manner in which any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder seeks to enforce or collect the First Lien Obligations or Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder is adverse to the interest of any Second Lien Claimholder; and

(3)                each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder with respect to the Collateral as set forth in this Agreement and the First Lien Loan Documents.

(e)                Except as specifically set forth in this Agreement, the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders may exercise rights and remedies as unsecured creditors against any Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Loan Documents and applicable law (other than initiating in an involuntary case or proceeding under any Insolvency or Liquidation Proceeding with respect to any Grantor); provided that in the event that any Second Lien Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) in the same manner as the other Liens securing the Second Lien Obligations are subject to this Agreement.

(f)                 Nothing in this Agreement shall prohibit the receipt by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder of rights or remedies as a secured creditor (including set-off and recoupment against the Collateral) or enforcement in contravention of this Agreement of any Lien held by any of them or as a result of any other violation by any Second Lien Claimholder of the express terms of this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder may have with respect to the First Lien Collateral.

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3.2               Actions Upon Breach; Specific Performance. If any Second Lien Claimholder, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebutable presumption and admission by such Second Lien Claimholder that relief against such Second Lien Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Claimholders, it being understood and agreed by each Second Lien Representative and each Second Lien Collateral Agent, on behalf of each Second Lien Claimholder represented by it, that (i) the First Lien Claimholders’ damages from actions of any Second Lien Claimholder may at that time be difficult to ascertain and may be irreparable and (ii) each Second Lien Claimholder waives any defense that the Grantors and/or the First Lien Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the First Lien Representatives and/or First Lien Collateral Agents may demand specific performance of this Agreement. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder. No provision of this Agreement shall constitute or be deemed to constitute a waiver by any First Lien Representative or any First Lien Collateral Agent on behalf of itself and each other First Lien Claimholder represented by it of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

Section 4.    Payments.

4.1               Application of Proceeds. Subject to the terms of the ABL Intercreditor Agreement, so long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or any proceeds thereof and any insurance proceeds to be distributed pursuant to Section 5.2 received in connection with any Enforcement Action or other exercise of remedies by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder with respect to the Collateral shall be applied as follows:

FIRST, by the Designated First Lien Collateral Agent to the First Lien Collateral Agents, the First Lien Representatives, the Second Lien Collateral Agents and/or the Second Lien Representatives for the payment of reasonable out-of-pocket costs and expenses incurred by such First Lien Representatives, First Lien Collateral Agents, Second Lien Representatives and/or Second Lien Collateral Agents, in each case constituting First Lien Obligations or Second Lien Obligations in connection with any Enforcement Action or such other exercise of remedies in respect of the Collateral (in the case of the Second Lien Representatives and/or Second Lien Collateral Agents, to the extent such Enforcement Action or other exercise of remedies in respect of the Collateral are not in violation of this Agreement);

SECOND, by the Designated First Lien Collateral Agent and the other First Lien Collateral Agents or the First Lien Representatives, as applicable, to the applicable First Lien Obligations in such order as specified in the relevant First Lien Loan Documents and, if then in effect, the First Lien Pari Passu Intercreditor Agreement, until a Discharge of First Lien Obligations; provided, that any non-cash Collateral or non-cash proceeds may be held by the applicable First Lien Collateral Agent as Collateral unless the failure to apply such amounts would be commercially unreasonable;

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THIRD, by the Designated Second Lien Collateral Agent and the other Second Lien Collateral Agents or the Second Lien Representatives, as applicable, to the applicable Second Lien Obligations in such order as specified in the applicable Second Lien Collateral Documents and, if then in effect, the Second Lien Pari Passu Intercreditor Agreement, until a Discharge of Second Lien Obligations;

FOURTH, by the Designated First Lien Collateral Agent and the other First Lien Collateral Agents or the First Lien Representatives, as applicable, to any Excess First Lien Obligations in such order as specified in the relevant First Lien Loan Documents and, if then in effect, the First Lien Pari Passu Intercreditor Agreement, until a Discharge of Excess First Lien Obligations; and

FIFTH, to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same.

4.2               Payments Over.

(a)                So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or any proceeds thereof (including assets or proceeds subject to Liens referred to in the second to last paragraph of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated, but excluding any debt obligations of the reorganized debtor distributed as contemplated by Section 6.6) received by any Second Lien Representative, Second Lien Collateral Agent or any other Second Lien Claimholder in connection with any Enforcement Action or other exercise of any right or remedy relating to the Collateral, less any reasonable out-of-pocket expenses incurred in connection with such Enforcement Action, in all cases shall be segregated and forthwith paid over to the Designated First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties) or as a court of competent jurisdiction may otherwise direct. The Designated First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Representatives, Second Lien Collateral Agents or any such other Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(b)                So long as the Discharge of First Lien Obligations has not occurred, if in any Insolvency or Liquidation Proceeding any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall receive any distribution of money or other property in respect of the Collateral or proceeds thereof (including any assets or proceeds subject to Liens referred to in the second to last paragraph of Section 2.3 and assets or proceeds subject to Liens that have been avoided or otherwise invalidated) such money or other property (other than debt obligations of the reorganized debtor distributed as contemplated by Section 6.6) shall be segregated and forthwith paid over to the Designated First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties). The Designated First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Representatives, the Second Lien Collateral Agents or any such other Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations. Any Lien received by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder in respect of any of the Second Lien Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.

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(c)               After the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, if in any Insolvency or Liquidation Proceeding any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder shall receive any distribution of money or other property in respect of the Collateral or proceeds thereof (including any assets or proceeds subject to Liens referred to in the second to last paragraph of Section 2.3 and assets or proceeds subject to Liens that have been avoided or otherwise invalidated) such money or other property (other than debt obligations of the reorganized debtor distributed as contemplated by Section 6.6) shall be segregated and forthwith paid over to the Designated Second Lien Collateral Agent for the benefit of the Second Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties). The Designated Second Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the First Lien Representatives, the First Lien Collateral Agents or any such other First Lien Claimholder. This authorization is coupled with an interest and is irrevocable until the Discharge of Second Lien Obligations or Discharge of Excess First Lien Obligations. Any Lien received by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder in respect of any of the Excess First Lien Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.

Section 5.    Other Agreements.

5.1               Releases.

(a)                If in connection with any Enforcement Action by any First Lien Representative or any First Lien Collateral Agent or any other exercise of any First Lien Representative’s or any First Lien Collateral Agent’s remedies in respect of the Collateral, in each case prior to the Discharge of First Lien Obligations, such First Lien Collateral Agent, for itself or on behalf of any of the First Lien Claimholders represented by it, releases any of its Liens on any part of the Collateral or such First Lien Representative, for itself or on behalf of any of the First Lien Claimholders represented by it, releases any Grantor (other than the Company) from its obligations under its guaranty of the First Lien Obligations, then the Liens, if any, of each Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. If in connection with any Enforcement Action or other exercise of rights and remedies by any First Lien Representative or any First Lien Collateral Agent, in each case prior to the Discharge of First Lien Obligations, the equity interests of any Person are foreclosed upon or otherwise disposed of and such First Lien Collateral Agent releases its Lien on the property or assets of such Person then the Liens of each Second Lien Collateral Agent with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of such First Lien Collateral Agent. Each Second Lien Representative and each Second Lien Collateral Agent, for itself or on behalf of any Second Lien Claimholder represented by it, shall promptly execute and deliver to the First Lien Representatives, First Lien Collateral Agents or such Grantor such termination statements, releases and other documents as any First Lien Representative, First Lien Collateral Agent or such Grantor may request to effectively confirm the foregoing releases.

(b)                If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral by any Grantor (collectively, a “Disposition”) permitted under the terms of the First Lien Loan Documents and the terms of the Second Lien Loan Documents (other than in connection with an Enforcement Action or other exercise of any First Lien Representative’s and/or First Lien Collateral Agent’s remedies in respect of the Collateral, which shall be governed by Section 5.1(a)), any First Lien Collateral Agent, for itself or on behalf of any First Lien Claimholder represented by it, releases any of its Liens on any part of the Collateral, or any First Lien Representative, for itself or on behalf of any First Lien Claimholder represented by it, releases any Grantor from its obligations under its guaranty of the First Lien Obligations, in each case other than (A) in connection with, or following, the Discharge of First Lien Obligations or (B) after the occurrence and during the continuance of any Event of Default under (and as defined in) any Second Lien Loan Document, then the Liens, if any, of each Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders represented by it, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, shall promptly execute and deliver to the First Lien Representatives, the First Lien Collateral Agents or such Grantor such termination statements, releases and other documents as any First Lien Representative, First Lien Collateral Agent or such Grantor may request to effectively confirm such release.

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(c)                Until the Discharge of First Lien Obligations occurs, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby irrevocably constitutes and appoints the Designated First Lien Collateral Agent and any officer or agent of the Designated First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Lien Representative, such Second Lien Collateral Agent and such Second Lien Claimholders or in the Designated First Lien Collateral Agent’s own name, from time to time in the Designated First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(d)                Until the Discharge of First Lien Obligations occurs, to the extent that any First Lien Collateral Agent, any First Lien Representative or any First Lien Claimholder (i) has released any Lien on Collateral or any Grantor from its obligation under its guarantee and any such Liens or guarantee are later reinstated or (ii) obtains any new Liens or additional guarantees from any Grantor, then each Second Lien Collateral Agent, for itself and for the Second Lien Claimholders represented by it, shall be granted a Lien on any such Collateral (except to the extent such Lien represents a Second Lien Declined Lien with respect to the Second Lien Debt represented by such Second Lien Collateral Agent), subject to this Agreement, and each Second Lien Representative, for itself and for the Second Lien Claimholders represented by it, shall be granted an additional guarantee, as the case may be.

5.2               Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Subject to the rights of the Grantors under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Collateral shall be distributed in accordance with the terms of Section 4.1. Until the Discharge of First Lien Obligations has occurred, if any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, then it shall segregate and forthwith pay such proceeds over to the Designated First Lien Collateral Agent in accordance with the terms of Section 4.2.

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5.3               Amendments to First Lien Loan Documents and Second Lien Loan Documents.

(a)                The First Lien Loan Documents of any Series may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the First Lien Debt of any Series (other than BDK First Lien Debt) may be Refinanced subject to Section 8.7 without notice to, or the consent of, any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, all without affecting the lien subordination or other provisions of this Agreement; provided that any such amendment, restatement, supplement, modification or Refinancing is not inconsistent with the terms of this Agreement and, in the case of a Refinancing, the holders of such Refinancing debt (directly or through their agent) bind themselves in a writing addressed to each Second Lien Collateral Agent to the terms of this Agreement; and provided further that any such amendment, supplement, modification or Refinancing shall not, without the consent of each Second Lien Representative:

(1)                (i) increase the sum of the then-outstanding aggregate principal amount of the Indebtedness outstanding under all First Lien Loan Documents (including, if any, any undrawn portion of any commitment under the First Lien Loan Documents but excluding any BDK First Lien Loan Documents) to an amount in excess of the First Lien Cap Amount or (ii) increase the sum of the then-outstanding aggregate principal amount of the Indebtedness outstanding under all BDK First Lien Loan Documents (including, if any, any undrawn portion of any commitment under the BDK First Lien Loan Documents) to an amount in excess of the BDK First Lien Cap Amount;

(2)                increase the “Applicable Margin” or similar component of the interest rate or yield provisions applicable to the Indebtedness outstanding under the First Lien Loan Documents of that Series in a manner that would result in the total yield thereon exceeding by more than 3% per annum the total yield on Indebtedness thereunder as in effect on the date such Indebtedness became First Lien Debt (excluding increases (A) resulting from application of any pricing grid set forth in the applicable First Lien Loan Document as in effect on the date such Indebtedness became First Lien Debt, (B) resulting from the accrual of interest at the default rate or (C) resulting from any fluctuations in any “floor” rate component or other underlying reference rate of such interest rate not caused by an amendment, supplement, or refinancing of the First Lien Loan Documents of that Series);

(3)                (i) extend the scheduled final maturity date of the First Lien Debt of that Series or a Refinancing beyond the scheduled final maturity date of the Series of Second Lien Debt with the earliest final maturity date or Refinancing thereof, (ii) extend the date for payment of more than two (2) scheduled principal payments during any calendar year or (iii) solely in the case of the BDK First Lien Debt, extend the scheduled final maturity of such BDK First Lien Debt;

(4)                modify (or undertake an action with the effect of a modification of) the mandatory prepayment provisions of the First Lien Loan Documents (including accelerating or increasing the amortization of principal) in a manner that makes them more restrictive to any Grantor;

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(5)                amend or otherwise modify any covenant, “Default” or “Event of Default” (as each such term is defined (or similar term) in the First Lien Loan Document for that Series) under any First Lien Loan Document to restrict any Grantor from making payments of the Second Lien Debt of any Series that would otherwise be permitted under such First Lien Loan Documents as in effect on the date the Indebtedness of such Series became First Lien Debt; or

(6)                modify (or undertake an action with the effect of a modification of), add or waive any of the provisions of the First Lien Loan Documents governing assignments or other sales of First Lien Obligations by any First Lien Claimholders to an Affiliate of any Grantor.

(b)                The Second Lien Loan Documents may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the Second Lien Debt of any Series may be Refinanced (other than BDK Second Lien Debt) subject to Section 8.7 without notice to, or the consent of, any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, all without affecting the lien subordination or other provisions of this Agreement, to the extent the terms and conditions of such amendment, restatement, supplement, modification or Refinancing meet any applicable requirements set forth in the First Lien Loan Documents; provided that any such amendment, restatement, supplement, modification or Refinancing is not inconsistent with the terms of this Agreement and, in the case of any Refinancing, the holders of such Refinancing debt (directly or through their agent) bind themselves in a writing addressed to each First Lien Collateral Agent to the terms of this Agreement; and provided further that any such amendment, supplement, modification or Refinancing shall not, without the consent of each First Lien Representative:

(1)                increase the sum of the then-outstanding aggregate principal amount of the Indebtedness outstanding under all BDK Second Lien Loan Documents (including, if any, any undrawn portion of any commitment under the BDK Second Lien Loan Documents) to an amount in excess of the BDK Second Lien Cap Amount;

(2)                increase the “Applicable Margin” or similar component of the interest rate or yield provisions applicable to the Indebtedness outstanding under the Second Lien Loan Documents of that Series in a manner that would result in the total yield thereon exceeding by more than 3% per annum the total yield on Indebtedness thereunder as in effect on the date such Indebtedness became Second Lien Debt (excluding increases (A) resulting from application of any pricing grid set forth in the applicable Second Lien Loan Document as in effect on the date such Indebtedness became Second Lien Debt, (B) resulting from the accrual of interest at the default rate or (C) resulting from any fluctuations in any “floor” rate component or other underlying reference rate of such interest rate not caused by an amendment, supplement, or refinancing of the Second Lien Loan Documents of that Series);

(3)                solely in the case of the BDK Second Lien Debt, extend the scheduled final maturity of such BDK Second Lien Debt;

(4)                accelerate any date or dates upon which scheduled payments of principal are due, or change the redemption, mandatory prepayment or defeasance provisions thereof in a manner that is adverse to any Grantor; or

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(5)                amend or otherwise modify any covenant, “Default” or “Event of Default” (as each such term is defined (or similar term) in the Second Lien Loan Document for that Series) under any Second Lien Loan Document to restrict any Grantor from making payments of the First Lien Debt of any Series that would otherwise be permitted under such Second Lien Loan Documents as in effect on the date the Indebtedness of such Series became Second Lien Debt.

(c)                In the event any First Lien Collateral Agent or the applicable First Lien Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the applicable First Lien Collateral Agent, such First Lien Claimholders or any Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of a Second Lien Collateral Document without the consent of any Second Lien Representative, Second Lien Collateral Agent, any other Second Lien Claimholder or any Grantor and without any action by any Second Lien Representative, any Second Lien Collateral Agent, any other Second Lien Claimholder or any Grantor, provided that:

(1)                no such amendment, waiver or consent shall have the effect of:

(A)             removing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and provided that there is a corresponding release of the Liens securing the First Lien Obligations on such removed assets;

(B)              modifying the covenants requiring that the Grantors take actions to perfect or protect the Liens of the Second Lien Collateral Agent in the Collateral to the extent adverse in any material respect to any Second Lien Claimholders;

(C)              imposing duties on any Second Lien Collateral Agent or any Second Lien Representative without its consent;

(D)             permitting other Liens on the Collateral not permitted under the terms of the Second Lien Loan Documents or Section 6; or

(E)              being prejudicial to the interests of the Second Lien Claimholders to a greater extent than the First Lien Claimholders (other than by virtue of their relative priority and the rights and obligations hereunder); and

(2)                notice of such amendment, waiver or consent shall have been given by the Company to each Second Lien Collateral Agent within ten Business Days after the effective date of such amendment, waiver or consent.

5.4               Confirmation of Subordination in Second Lien Collateral Documents. The Grantors agree that each Second Lien Collateral Document shall include the following language (or language to similar effect approved by the Designated First Lien Collateral Agent):

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“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Collateral Agent] pursuant to this Agreement and the exercise of any right or remedy by the [Collateral Agent] hereunder are subject to the provisions of the Amended and Restated First Lien/Second Lien Intercreditor Agreement, dated as of November 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Initial First Lien Representative and as Initial First Lien Collateral Agent, Alter Domus (US) LLC, as Initial Second Lien Representative and as Initial Second Lien Collateral Agent, JPMorgan Chase Bank, N.A., as BDK First Lien Representative and as BDK First Lien Collateral Agent, Alter Domus (US) LLC, as BDK Second Lien Representative and as BDK Second Lien Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and this Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern and control.”

In addition, the Grantors agree that each Second Lien Mortgage, if any, covering any Collateral shall contain such other language as the Designated First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Documents covering such Collateral.

5.5               Gratuitous Bailee/Agent for Perfection.

(a)                Each First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”), as collateral agent for the First Lien Claimholders and as gratuitous bailee for the Second Lien Collateral Agents (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee thereof solely for the purpose of perfecting the security interest granted under the First Lien Loan Documents and the Second Lien Loan Documents, respectively, subject to the terms and conditions of this Section 5.5. Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of any First Lien Collateral Agent, such First Lien Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the Second Lien Collateral Agents, subject to the terms and conditions of this Section 5.5. Prior to a Discharge of First Lien Obligations, at the request of the Designated First Lien Collateral Agent, each Second Lien Collateral Agent shall turn over possession of any Pledged Collateral in possession of such Second Lien Collateral Agent to the Designated First Lien Collateral Agent.

(b)                No First Lien Collateral Agent shall have any obligation whatsoever to the other First Lien Claimholders, the Second Lien Representatives, the Second Lien Collateral Agents or the Second Lien Claimholders to ensure that the Pledged Collateral is genuine or owned by any of the Grantors, to perfect the security interests of the Second Lien Collateral Agents or other Second Lien Claimholders or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of any First Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee (and with respect to deposit accounts, gratuitous agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in Section 5.5(d).

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(c)                No First Lien Collateral Agent or any other First Lien Claimholder shall have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any Second Lien Representative or any other Second Lien Claimholder and the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders hereby waive and release the First Lien Collateral Agents and the other First Lien Claimholders from all claims and liabilities arising pursuant to any First Lien Collateral Agent’s role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral. It is understood and agreed that the interests of the First Lien Collateral Agents and the other First Lien Claimholders, on the one hand, and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders on the other hand, may differ and the First Lien Collateral Agents and the other First Lien Claimholders shall be fully entitled to act in their own interest without taking into account the interests of the Second Lien Representatives, the Second Lien Collateral Agents or other Second Lien Claimholders.

(d)                So long as this Agreement is in effect, Pledged Collateral in the possession of any Collateral Agent or any Representative shall be delivered to the Designated First Lien Collateral Agent or the Designated Second Lien Collateral Agent, as applicable, together with any necessary endorsements (which endorsements shall be without recourse and without any representation or warranty), in the following manner:

(1)                to the Designated First Lien Collateral Agent until a Discharge of First Lien Obligations has occurred, and thereafter,

(2)                to the Designated Second Lien Collateral Agent until a Discharge of Second Lien Obligations has occurred, and thereafter,

(3)                to the extent Excess First Lien Obligations remain outstanding, to the Designated First Lien Collateral Agent until a Discharge of Excess First Lien Obligations has occurred, and thereafter,

(4)                to the Company or to whomever may be lawfully entitled to receive the same.

Following the Discharge of First Lien Obligations, each First Lien Collateral Agent further agrees to take all other action reasonably requested by any Second Lien Collateral Agent at the expense of the Grantors in connection with the Second Lien Collateral Agents obtaining a first-priority security interest in the Collateral. Following the Discharge of First Lien Obligations and Discharge of Second Lien Obligations, each Second Lien Collateral Agent further agrees to take all other action reasonably requested by any First Lien Collateral Agent at the expense of the Grantors in connection with the First Lien Collateral Agents obtaining a first-priority security interest in the Collateral if any Excess First Lien Obligations remain outstanding.

5.6               When Discharge of Obligations Deemed to Not Have Occurred. (a) If, at any time after the Discharge of First Lien Obligations has occurred any Grantor enters into any Additional First Lien Loan Document evidencing any Additional First Lien Obligations which Additional First Lien Loan Obligations are permitted by the Second Lien Loan Documents, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the Additional First Lien Representative and Additional First Lien Collateral Agent in respect of such Additional First Lien Obligations each becomes a party to this Agreement in accordance with Section 8.7(b), the obligations under such Additional First Lien Loan Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Additional First Lien Representative and the Additional First Lien Collateral Agent under such new First Lien Loan Documents shall be a First Lien Representative and First Lien Collateral Agent, respectively, for all purposes of this Agreement and this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Upon receipt of a Designation from the Company in accordance with Section 8.7(b)(2), each Second Lien Representative and Second Lien Collateral Agent shall promptly (x) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such Additional First Lien Representative and/or such Additional First Lien Collateral Agent shall reasonably request in order to provide to such Additional First Lien Representative and such Additional First Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (y) deliver to such Additional First Lien Collateral Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow such Additional First Lien Collateral Agent to obtain control of such Pledged Collateral). If the Additional First Lien Obligations under such Additional First Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a junior-priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents and this Agreement except to the extent, with respect to any Series of Second Lien Obligations, such Lien on such assets constitutes a Second Lien Declined Lien. This Section 5.6(a) shall survive termination of this Agreement.

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(b) If, at any time after the Discharge of Second Lien Obligations has occurred, any Grantor enters into any Additional Second Lien Loan Document evidencing any Additional Second Lien Obligations which Additional Second Lien Obligations are permitted by the First Lien Loan Documents, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Second Lien Obligations), and, from and after the date on which the Additional Second Lien Representative and Additional Second Lien Collateral Agent in respect of such Additional Second Lien Obligations each becomes a party to this Agreement in accordance with Section 8.7(b), the obligations under such Additional Second Lien Loan Document shall automatically be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Additional Second Lien Representative and the Additional Second Lien Collateral Agent under such new Second Lien Loan Documents shall be a Second Lien Representative and Second Lien Collateral Agent, respectively, for all purposes of this Agreement and this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Upon receipt of a designation from the Company in accordance with Section 8.7(b)(2), each First Lien Representative and First Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such Additional Second Lien Representative and/or such Additional Second Lien Collateral Agent shall reasonably request in order to provide to such Additional Second Lien Representative and such Additional Second Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. If the Additional Second Lien Obligations under such Additional Second Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the First Lien Obligations, then the First Lien Obligations shall be secured at such time by a first-priority Lien on such assets to the same extent provided in the First Lien Collateral Documents and this Agreement except to the extent, with respect to any Series of First Lien Obligations, such Lien on such assets constitutes a First Lien Declined Lien. This Section 5.6(b) shall survive termination of this Agreement.

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5.7               Purchase Right.

(a)                Without prejudice to the enforcement of any of the First Lien Claimholders’ remedies under the First Lien Loan Documents, this Agreement, at law or in equity or otherwise, the First Lien Claimholders agree at any time following the earliest to occur of (i) an acceleration of any of the First Lien Obligations, (ii) a payment default under any First Lien Loan Document or any Second Lien Loan Document, (iii) the commencement of any Insolvency or Liquidation Proceeding with respect to any Loan Party, or (iv) the exercise of remedies by any First Lien Collateral Agent or First Lien Representative against the Grantors with regard to all or a material portion of the Collateral, First Lien Claimholders will offer the Second Lien Claimholders the option to purchase, and/or the Second Lien Claimholders shall have the right to elect to purchase, the entire aggregate amount (but not less than the entirety) of outstanding First Lien Obligations (including unfunded commitments under any Initial First Lien Loan Document that have not been terminated at such time) at the Purchase Price without warranty or representation or recourse except as provided in Section 5.7(d), on a pro rata basis among the First Lien Claimholders.

(b)                The “Purchase Price” will equal the sum of (1) the full amount of all First Lien Obligations then-outstanding and unpaid at par (including principal, accrued but unpaid interest and fees and any other unpaid amounts, including breakage costs and, in the case of any secured hedging obligations, the amount that would be payable by the relevant Grantor thereunder if such Grantor were to terminate the hedge agreement in respect thereof on the date of the purchase or, if not terminated, an amount determined by the relevant First Lien Claimholder to be necessary to collateralize its credit risk arising out of such agreement, but excluding any prepayment penalties or premiums) and (2) all accrued and unpaid fees, expenses and other amounts (including attorneys’ fees and expenses) owed to the First Lien Claimholders under or pursuant to the First Lien Loan Documents on the date of purchase to the extent not allocable to Excess First Lien Obligations.

(c)                If the purchase is being effected through an offer by the First Lien Claimholders, the Second Lien Claimholders shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof by the Second Lien Representatives and the parties shall endeavor to close promptly thereafter. If the Second Lien Claimholders reject such offer (or do not so irrevocably accept such offer within the required timeframe), the First Lien Claimholders shall have no further obligations pursuant to this Section 5.7 and may take any further actions in their sole discretion in accordance with the First Lien Loan Documents and this Agreement. The purchase pursuant to this Section shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Representatives and the Second Lien Representatives. Each First Lien Claimholder will retain all rights to indemnification provided in the relevant First Lien Loan Documents for all claims and other amounts relating to periods prior to the purchase of the First Lien Obligations pursuant to this Section 5.7.

(d)                The purchase and sale of the First Lien Obligations under this Section 5.7 will be without recourse and without representation or warranty of any kind by the First Lien Claimholders, except that the First Lien Claimholders shall severally and not jointly represent and warrant to the Second Lien Claimholders that on the date of such purchase, immediately before giving effect to the purchase;

(1)                the principal of and accrued and unpaid interest on the First Lien Obligations, and the fees and expenses thereof owed to the respective First Lien Claimholders, are as stated in any assignment agreement prepared in connection with the purchase and sale of the First Lien Obligations; and

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(2)                each First Lien Claimholder owns the First Lien Obligations purported to be owned by it free and clear of any Liens (other than participation interests not prohibited by the First Lien Loan Documents, in which case the Purchase Price will be appropriately adjusted so that the Second Lien Claimholders do not pay amounts represented by participation interests to the extent that the Second Lien Claimholders expressly assume the obligations under such participation interests).

Section 6.    Insolvency or Liquidation Proceedings.

6.1               Finance and Sale Issues.

(a)                (i) Until the Discharge of First Lien Obligations has occurred, if any Loan Party shall be subject to any Insolvency or Liquidation Proceeding and any First Lien Representative shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) in respect of the Collateral on which such First Lien Representative, any First Lien Collateral Agent or any other creditor has a Lien, or to permit any Loan Party to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) that is secured by a Lien on the Collateral, then each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it (1) will consent to and not object to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to any First Lien Representative); and (2) to the extent the Liens in the Collateral securing the First Lien Obligations are discharged, subordinated to or pari passu with such DIP Financing, each Second Lien Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the Designated First Lien Representative or to the extent permitted by Section 6.3) and (ii) until the Discharge of BDK Obligations has occurred, if any Loan Party shall be subject to any Insolvency or Liquidation Proceeding and the Applicable BDK Representative shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) in respect of the BDK Collateral on which such Applicable BDK Representative, the Applicable BDK Collateral Agent or any other creditor has a Lien, or to permit any Loan Party to obtain financing, whether from the Applicable BDK Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“BDK DIP Financing”) that is secured by a Lien on the BDK Collateral, then each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it (1) will consent to and not object to such Cash Collateral use or BDK DIP Financing (including any proposed orders for such Cash Collateral use and/or BDK DIP Financing which are acceptable to the Applicable BDK Representative); and (2) to the extent the Liens in the BDK Collateral securing the BDK Obligations of the Applicable BDK Claimholders are discharged, subordinated to or pari passu with such BDK DIP Financing, each BDK Junior Lien Collateral Agent will subordinate its Liens in the BDK Collateral to the Liens securing such BDK DIP Financing (and all Obligations relating thereto) and each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the Applicable BDK Representative or to the extent permitted by Section 6.3); provided that (i) the aggregate principal amount of the DIP Financing provided by any Person (other than any BDK First Lien Claimholder) plus the aggregate outstanding principal amount of First Lien Obligations under the First Lien Loan Documents (other than the BDK First Lien Loan Documents) does not exceed the First Lien Cap Amount, (ii) the aggregate principal amount of the DIP Financing provided by any BDK First Lien Claimholder plus the aggregate outstanding principal amount of BDK First Lien Obligations under the BDK First Lien Loan Documents does not exceed the BDK First Lien Cap Amount, (iii) the aggregate principal amount of the BDK DIP Financing plus the aggregate outstanding principal amount of the Applicable BDK Obligations does not exceed the Applicable BDK Cap Amount, (iv) the DIP Financing and BDK DIP Financing, as the case may be, is otherwise subject to the terms of this Agreement and (v) the DIP Financing and BDK DIP Financing, as the case may be, does not compel any Loan Party to seek confirmation of a specific plan of reorganization or similar dispositive restructuring plan for which all or substantially all of the material terms are set forth in the DIP Financing or BDK DIP Financing, as the case may be, and does not expressly require the liquidation of the Collateral or the BDK Collateral, as the case may be.

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(b)                (i) No Second Lien Claimholder may provide DIP Financing to any Loan Party secured by Liens on the Collateral equal or senior in priority to the Liens on the Collateral securing any First Lien Obligations; provided, that if no First Lien Claimholder offers to provide DIP Financing to the extent permitted under this Section 6.1 on or before the date that is 60 days after the date of commencement of the Insolvency or Liquidation Proceeding, then a Second Lien Claimholder may seek to provide such DIP Financing secured by Liens on the Collateral that are equal or senior in priority to the Liens on the Collateral securing any First Lien Obligations (any such equal or senior DIP Financing provided by a Second Lien Claimholder, a “Second Lien Claimholder DIP Financing”) so long as (x) the aggregate principal amount of the Second Lien Claimholder DIP Financing does not exceed 10% of the sum of the aggregate outstanding principal amount of Indebtedness under the Applicable Second Lien Loan Documents immediately prior to the commencement of such Insolvency or Liquidation Proceeding, (y) the Second Lien Claimholder DIP Financing does not compel any Loan Party to seek confirmation of a specific plan of reorganization or similar dispositive restructuring plan for which all or substantially all of the material terms are set forth in the Second Lien Claimholder DIP Financing and does not expressly require the liquidation of the Collateral and (z) such Second Lien Claimholder DIP Financing does not “roll-up” or otherwise include or refinance any pre-petition Indebtedness under the Second Lien Loan Documents and (ii) until the Discharge of BDK Obligations has occurred, no BDK Junior Lien Claimholder may provide BDK DIP Financing to any Loan Party secured by Liens on the BDK Collateral equal or senior in priority to the Liens on the BDK Collateral securing the BDK Senior Lien Obligations; provided, that if no BDK Senior Lien Claimholder offers to provide BDK DIP Financing to the extent permitted under this Section 6.1 on or before the date that is 60 days after the date of commencement of the Insolvency or Liquidation Proceeding, then any BDK Junior Lien Claimholder may seek to provide such BDK DIP Financing secured by Liens on the BDK Collateral that are equal or senior in priority to the Liens on the BDK Collateral securing the BDK Senior Lien Obligations (any such equal or senior DIP Financing provided by a BDK Junior Lien Claimholder, a “BDK Junior Lien Claimholder DIP Financing”) so long as (x) the aggregate principal amount of the BDK Junior Lien Claimholder DIP Financing does not exceed 10% of the sum of the aggregate outstanding principal amount of Indebtedness under the Applicable BDK Loan Documents immediately prior to the commencement of such Insolvency or Liquidation Proceeding, (y) the BDK Junior Lien Claimholder DIP Financing does not compel any Loan Party to seek confirmation of a specific plan of reorganization or similar dispositive restructuring plan for which all or substantially all of the material terms are set forth in the BDK Junior Lien Claimholder DIP Financing and does not expressly require the liquidation of the BDK Collateral and (z) such BDK Junior Lien Claimholder DIP Financing does not “roll-up” or otherwise include or refinance any pre-petition Indebtedness under the BDK Junior Lien Loan Documents. Notwithstanding the foregoing, (i) the First Lien Claimholders may object to any DIP Financing proposed by any Second Lien Claimholder and (ii) the BDK Senior Lien Claimholders may object to any BDK DIP Financing proposed by any BDK Junior Lien Claimholder.

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(c)                Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that it will not seek consultation rights in connection with, and it will not object to or oppose, a motion to sell, liquidate or otherwise dispose of Collateral under Section 363 of the Bankruptcy Code if the requisite First Lien Claimholders have consented to such sale, liquidation or other disposition and the proceeds of such sale, liquidation or other disposition are applied in accordance with Section 4.1. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition of Collateral, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition of Collateral, if the requisite First Lien Claimholders have consented to (i) such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) the sale, liquidation or disposition of such assets, in which event the Second Lien Claimholders will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code, so long as such order does not impair the rights of the Second Lien Claimholders under Section 363(k) of the Bankruptcy Code and the proceeds of such sale, liquidation or other disposition are applied in accordance with Section 4.1.

(d)                Notwithstanding any other provision hereof to the contrary, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that without the consent of the First Lien Claimholders, none of such Second Lien Representative or such Second Lien Collateral Agent, the Second Lien Claimholders represented by it or any agent or the trustee on behalf of any of them shall, for any purpose during any Insolvency or Liquidation Proceeding or otherwise, support, endorse, propose or submit, whether directly or indirectly, any plan of reorganization that is inconsistent with this Agreement.

(e)               Each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, agrees that, until the Discharge of BDK Obligations has occurred, it will not seek consultation rights in connection with, and it will not object to or oppose, a motion to sell, liquidate or otherwise dispose of BDK Collateral under Section 363 of the Bankruptcy Code if the requisite BDK Senior Lien Claimholders have consented to such sale, liquidation or other disposition and the proceeds of such sale, liquidation or other disposition are applied in accordance with Section 4.1 of the BDK Intercreditor Agreement. Each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, further agrees that, until the Discharge of BDK Obligations has occurred, it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition of BDK Collateral, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition of BDK Collateral, if the requisite BDK Senior Lien Claimholders have consented to (i) such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) the sale, liquidation or disposition of such assets, in which event the BDK Junior Lien Claimholders will be deemed to have consented to the sale or disposition of BDK Collateral pursuant to Section 363(f) of the Bankruptcy Code, so long as such order does not impair the rights of the BDK Junior Lien Claimholders under Section 363(k) of the Bankruptcy Code and the proceeds of such sale, liquidation or other disposition are applied in accordance with Section 4.1 of the BDK Intercreditor Agreement.

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(f)                Notwithstanding any other provision hereof to the contrary, each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, agrees that, until the Discharge of BDK Obligations has occurred, without the consent of the BDK Senior Lien Claimholders, none of such BDK Junior Lien Representative or such BDK Junior Lien Collateral Agent, the BDK Junior Lien Claimholders represented by it or any agent or the trustee on behalf of any of them shall, for any purpose during any Insolvency or Liquidation Proceeding or otherwise, support, endorse, propose or submit, whether directly or indirectly, any plan of reorganization that is inconsistent with this Agreement.

6.2               Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that none of them shall: (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Representatives, unless a motion for adequate protection permitted under Section 6.3 has been denied by a bankruptcy court or (ii) oppose (or support any other Person in opposing) any request by any First Lien Representative or First Lien Collateral Agent for relief from such stay. Until the Discharge of BDK Obligations has occurred, each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, agrees that none of them shall: (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the BDK Collateral, without the prior written consent of the BDK Senior Lien Representatives, unless a motion for adequate protection permitted under Section 6.3 has been denied by a bankruptcy court or (ii) oppose (or support any other Person in opposing) any request by any BDK Senior Lien Representative or any BDK Senior Collateral Agent for relief from such stay.

6.3               Adequate Protection (Collateral).

(a)                Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that none of them shall contest (or support any other Person contesting):

(1)                any request by any First Lien Representative, any First Lien Collateral Agent or other First Lien Claimholder for adequate protection in respect of the Collateral under any Bankruptcy Law; or

(2)                any objection by any First Lien Representative, any First Lien Collateral Agent or other First Lien Claimholder to any motion, relief, action or proceeding based on such First Lien Representative, First Lien Collateral Agent or First Lien Claimholder claiming a lack of adequate protection in respect of the Collateral.

(b)                Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1)                if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing (other than BDK Collateral prior to the Discharge of BDK Obligations), then each Second Lien Collateral Agent, for itself and on behalf of any other Second Lien Claimholder represented by it, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the Collateral securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and

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(2)                the Second Lien Representatives, the Second Lien Collateral Agents and Second Lien Claimholders shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of:

(A)             additional collateral (other than BDK Collateral prior to the Discharge of BDK Obligations); provided that as adequate protection for the First Lien Obligations, each First Lien Collateral Agent, on behalf of the First Lien Claimholders represented by it, is also granted a Lien on such additional collateral, which Lien shall be senior to any Lien of the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders on such additional collateral;

(B)              replacement Liens on the Collateral; provided that as adequate protection for the First Lien Obligations, each First Lien Collateral Agent, on behalf of the First Lien Claimholders represented by it, is also granted replacement Liens on the Collateral, which Liens shall be senior to the Liens of the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders on the Collateral;

(C)              an administrative expense claim in respect of the Collateral; provided that as adequate protection for the First Lien Obligations, each First Lien Representative, on behalf of the First Lien Claimholders represented by it, is also granted an administrative expense claim in respect of the Collateral which is senior and prior to the administrative expense claim of the Second Lien Representatives and the other Second Lien Claimholders; and

(D)             cash payments with respect to interest on the Second Lien Obligations; provided that (1) as adequate protection for the First Lien Obligations, each First Lien Representative, on behalf of the First Lien Claimholders represented by it, is also granted cash payments with respect to interest on the First Lien Obligations represented by it and (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Second Lien Obligations outstanding on the date such relief is granted at the interest rate under the applicable Second Lien Loan Documents and accruing from the date the applicable Second Lien Representative is granted such relief.

(3)                If any Second Lien Claimholder receives Post-Petition Interest and/or cash adequate protection payments in respect of the Collateral in an Insolvency or Liquidation Proceeding (“Second Lien Adequate Protection Payments”) and the Discharge of First Lien Obligations does not occur upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then each Second Lien Claimholder shall pay over to the First Lien Claimholders an amount (the “Pay-Over Amount”) equal to the lesser of (i) the Second Lien Adequate Protection Payments received by such Second Lien Claimholder and (ii) the amount of the short-fall (the “Short Fall”) in the Discharge of First Lien Obligations; provided that to the extent any portion of the Short Fall represents payments received by the First Lien Claimholders in the form of promissory notes, equity or other property equal in value to the cash paid in respect of the Pay-Over Amount, the First Lien Claimholders shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, to the applicable Second Lien Claimholders pro rata in exchange for the Pay-Over Amount.

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(c)                Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral in respect of the Collateral on an interim basis shall be adequate if delivered to such Second Lien Representative and Second Lien Collateral Agent at least two (2) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral in respect of the Collateral on a final basis shall be adequate if delivered to such Second Lien Representative and Second Lien Collateral Agent at least fifteen (15) days in advance of such hearing.

6.4               Adequate Protection (Badcock Collateral). Until the Discharge of BDK Obligations has occurred:

(a)                Each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, agrees that none of them shall contest (or support any other Person contesting):

(1)                any request by any BDK Senior Lien Representative, any BDK Senior Lien Collateral Agent or any other BDK Senior Lien Claimholder for adequate protection in respect of the Badcock Collateral under any Bankruptcy Law; or

(2)                any objection by any BDK Senior Lien Representative, any BDK Senior Collateral Agent or any other BDK Senior Lien Claimholder to any motion, relief, action or proceeding based on such BDK Senior Lien Representative, BDK Senior Lien Collateral Agent or BDK Senior Lien Claimholder claiming a lack of adequate protection in respect of the Badcock Collateral.

(b)                Notwithstanding the foregoing provisions in this Section 6.4, in any Insolvency or Liquidation Proceeding:

(1)                if any BDK Senior Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or BDK DIP Financing (other than Collateral), then each BDK Junior Lien Collateral Agent, for itself and on behalf of any other BDK Junior Lien Claimholder represented by it, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the BDK Senior Lien Obligations and such Cash Collateral use or BDK DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the BDK Collateral securing the BDK Junior Lien Obligations are so subordinated to the BDK Senior Lien Obligations under the BDK Intercreditor Agreement; and

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(2)                the BDK Junior Lien Representatives, the BDK Junior Lien Collateral Agents and the other BDK Junior Lien Claimholders shall only be permitted to seek adequate protection with respect to their rights in the BDK Collateral in any Insolvency or Liquidation Proceeding in the form of:

(A)             additional collateral (other than Collateral); provided that as adequate protection for the BDK Senior Lien Obligations, each BDK Senior Lien Collateral Agent, on behalf of the BDK Senior Lien Claimholders represented by it, is also granted a Lien on such additional collateral, which Lien shall be senior to any Lien of the BDK Junior Lien Representatives, the BDK Junior Lien Collateral Agents and the BDK Junior Lien Claimholders on such additional collateral in the same manner as the Lien priorities under the BDK Intercreditor Agreement;

(B)              replacement Liens on the BDK Collateral; provided that as adequate protection for the BDK Senior Lien Obligations, each BDK Senior Lien Collateral Agent, on behalf of the BDK Senior Lien Claimholders represented by it, is also granted replacement Liens on the BDK Collateral, which Liens shall be senior to the Liens of the BDK Junior Lien Representatives, the BDK Junior Lien Collateral Agents and the BDK Junior Lien Claimholders on the BDK Collateral in the same manner as the Lien priorities under the BDK Intercreditor Agreement;

(C)              an administrative expense claim in respect of the BDK Collateral; provided that as adequate protection for the BDK Senior Lien Obligations, each BDK Senior Lien Representative, on behalf of the BDK Senior Lien Claimholders represented by it, is also granted an administrative expense claim in respect of the BDK Collateral which is senior and prior to the administrative expense claim of the BDK Junior Lien Representatives and the other BDK Junior Lien Claimholders in the same manner as the Lien priorities under the BDK Intercreditor Agreement; and

(D)             cash payments with respect to interest on the BDK Junior Lien Obligations; provided that (1) as adequate protection for the BDK Senior Lien Obligations, each BDK Senior Lien Representative, on behalf of the BDK Senior Lien Claimholders represented by it, is also granted cash payments with respect to interest on the BDK Senior Lien Obligations represented by it and (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of BDK Junior Lien Obligations outstanding on the date such relief is granted at the interest rate under the applicable BDK Junior Lien Loan Documents and accruing from the date such BDK Junior Lien Representative is granted such relief.

(3)                If any BDK Junior Lien Claimholder receives Post-Petition Interest and/or cash adequate protection payments in respect of the BDK Collateral in an Insolvency or Liquidation Proceeding (“BDK Junior Lien Adequate Protection Payments”) and the Discharge of BDK Senior Lien Obligations does not occur upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then each BDK Junior Lien Claimholder shall pay over to the BDK Senior Lien Claimholders an amount (the “BDK Pay-Over Amount”) equal to the lesser of (i) the BDK Junior Lien Adequate Protection Payments received by such BDK Junior Lien Claimholder and (ii) the amount of the short-fall (the “BDK Short Fall”) in the Discharge of BDK Senior Lien Obligations; provided that to the extent any portion of the BDK Short Fall represents payments received by the BDK Senior Lien Claimholders in the form of promissory notes, equity or other property equal in value to the cash paid in respect of the BDK Pay-Over Amount, the BDK Senior Lien Claimholders shall, upon receipt of the BDK Pay-Over Amount, transfer those promissory notes, equity or other property, equal in value to the cash paid in respect of the BDK Pay-Over Amount, to the Applicable BDK Junior Lien Claimholders pro rata in exchange for the BDK Pay-Over Amount.

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(c)                Each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, agrees that notice of a hearing to approve BDK DIP Financing or use of Cash Collateral in respect of the BDK Collateral on an interim basis shall be adequate if delivered to such BDK Junior Lien Representative and BDK Junior Lien Collateral Agent at least two (2) Business Days in advance of such hearing and that notice of a hearing to approve BDK DIP Financing or use of Cash Collateral in respect of the BDK Collateral on a final basis shall be adequate if delivered to such BDK Junior Lien Representative and BDK Junior Lien Collateral Agent at least fifteen (15) days in advance of such hearing.

6.5               Avoidance Issues. If any First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Loan Party any amount paid in respect of First Lien Obligations (other than any such amount in respect of the BDK Collateral prior to the Discharge of BDK Obligations) (a “Recovery”), then such First Lien Claimholder shall be entitled to a reinstatement of its First Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of First Lien Obligations (or, as applicable, payment in full in cash of all Excess First Lien Obligations (including interest accruing thereon on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding)) shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. If, prior to the Discharge of BDK Obligations, any BDK Senior Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Loan Party any amount paid in respect of BDK Senior Lien Obligations (other than any such amount in respect of the Collateral) (a “BDK Recovery”), then such BDK Senior Lien Claimholder shall be entitled to a reinstatement of its BDK Senior Lien Obligations with respect to all such recovered amounts on the date of such BDK Recovery, and from and after the date of such reinstatement the Discharge of BDK Senior Lien Obligations in respect of such BDK Senior Lien Claimholders shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such BDK Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. This Section 6.5 shall survive termination of this Agreement.

6.6               Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor that would, but for such Insolvency or Liquidation Proceeding, constitute Collateral (“Replacement Collateral”) are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the Replacement Collateral, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens on the Replacement Collateral securing such debt obligations as if the Replacement Collateral were the Collateral. If, prior to the Discharge of BDK Obligations, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor that would, but for such Insolvency or Liquidation Proceeding, constitute BDK Collateral (“Replacement BDK Collateral”) are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of BDK Senior Lien Obligations and on account of the BDK Junior Lien Obligations, then, to the extent the debt obligations distributed on account of the BDK Senior Lien Obligations and on account of the BDK Junior Lien Obligations are secured by Liens upon the Replacement BDK Collateral, the provisions of this Agreement and the BDK Intercreditor Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens on the Replacement BDK Collateral securing such debt obligations as if the Replacement BDK Collateral were the BDK Collateral.

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6.7               Post-Petition Interest.

(a)                None of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall oppose or seek to challenge any claim by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the First Lien Collateral Agents on behalf of the First Lien Claimholders on the Collateral or any other First Lien Claimholder’s Lien on the Collateral, without regard to the existence of the Liens of the Second Lien Collateral Agents or the other Second Lien Claimholders on the Collateral.

(b)                None of any First Lien Representative, First Lien Collateral Agent or any other First Lien Claimholder shall oppose or seek to challenge any claim by any Second Lien Representative, Second Lien Collateral Agent or any other Second Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Second Lien Collateral Agents, on behalf of the Second Lien Claimholders, on the Collateral (after taking into account the amount of the First Lien Obligations).

(c)                None of any BDK Junior Lien Representative, any BDK Junior Lien Collateral Agent or any other BDK Junior Lien Claimholder shall, prior to the Discharge of BDK Obligations, oppose or seek to challenge any claim by any BDK Senior Lien Representative, any BDK Senior Lien Collateral Agent or any other BDK Senior Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of BDK Senior Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the BDK Senior Lien Collateral Agents on behalf of the BDK Senior Lien Claimholders on the BDK Collateral or any other BDK Senior Lien Claimholder’s Lien on the BDK Collateral, without regard to the existence of the Liens of the BDK Junior Lien Collateral Agents or the other BDK Junior Lien Claimholders on the BDK Collateral.

(d)               None of any BDK Senior Lien Representative, BDK Senior Lien Collateral Agent or any other BDK Senior Lien Claimholder shall, prior to the Discharge of BDK Obligations, oppose or seek to challenge any claim by any BDK Junior Lien Representative, BDK Junior Lien Collateral Agent or any other BDK Junior Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of BDK Junior Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the BDK Junior Lien Collateral Agents, on behalf of the BDK Junior Lien Claimholders, on the BDK Collateral (after taking into account the amount of the BDK Senior Lien Obligations).

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6.8               Waiver. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement. Each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, waives, solely prior to the Discharge of BDK Obligations, any claim it may hereafter have against any BDK Senior Lien Claimholder arising out of the election of any BDK Senior Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the BDK Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.

6.9               Separate Grants of Security and Separate Classification. Each Representative and each Collateral Agent, for itself and on behalf of each other Claimholder represented by it, acknowledges and agrees that:

(a)                the grants of Liens pursuant to the Initial First Lien Loan Documents, the Initial Second Lien Loan Documents, the BDK First Lien Loan Documents and the BDK Second Lien Loan Documents constitute four separate and distinct grants of Liens; and

(b)                because of, among other things, their differing rights in the Collateral and the BDK Collateral, the Initial First Lien Obligations, the Initial Second Lien Obligations, the BDK First Lien Obligations and the BDK Second Lien Obligations are fundamentally different from one another and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence:

(1)                if it is held that the claims of the First Lien Claimholders and the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest (including any additional interest payable pursuant to the First Lien Loan Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Lien Claimholders with respect to the Collateral, with each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby acknowledging and agreeing to turn over to the Designated First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders); and

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(2)                if it is held that the claims of any of the Claimholders in respect of the BDK Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against Badcock in respect of the BDK Collateral (with the effect being that, to the extent that the aggregate value of the BDK Collateral is sufficient (for this purpose ignoring all claims held by the BDK Junior Lien Claimholders), the BDK Senior Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest (including any additional interest payable pursuant to the Loan Documents in respect of such BDK Senior Lien Claimholders, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the BDK Junior Lien Claimholders with respect to the BDK Collateral, with each BDK Junior Lien Representative and each BDK Junior Lien Collateral Agent, for itself and on behalf of each other BDK Junior Lien Claimholder represented by it, hereby acknowledging and agreeing to turn over to the BDK Senior Lien Collateral Agent, for itself and on behalf of each other BDK Senior Lien Claimholder, BDK Collateral or proceeds of BDK Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the BDK Junior Lien Claimholders).

6.10           Effectiveness in Insolvency or Liquidation Proceedings. The Parties acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Loan Party will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.

6.11           Discharge of BDK Obligations. The Parties hereto acknowledge and agree that, from and after the Discharge of BDK Obligations, (i) the provisions of this Section 6 (other than this Section 6.11) that refer to the “Collateral” shall be deemed in all respects to refer to a collective reference to the Collateral and the Badcock Collateral, (ii) Section 6.1(a)(ii), clauses (ii) and (iii) in the proviso to Section 6.1(a), Section 6.1(b)(ii), clause (ii) of the last sentence of Section 6.1(b), Section 6.1(e), Section 6.1(f), the last sentence of Section 6.2, Section 6.4, the third sentence of Section 6.5 (other than to the extent the last sentence of Section 6.5 shall apply), the last sentence of Section 6.6, Section 6.7(c), Section 6.7(d), the last sentence of Section 6.8 and clause (2) of the last sentence of Section 6.9 shall cease to bind any of the Parties and (iii) the Badcock Collateral shall no longer be subject to the terms and provisions of the Badcock Intercreditor Agreement and shall instead be subject in all respects to the terms and provisions of this Agreement (as if the Badcock Collateral were part of the Collateral).

Section 7.    Reliance; Waivers; Etc.

7.1               Reliance. Other than any reliance on the terms of this Agreement, each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, acknowledges that it and such First Lien Claimholders have, independently and without reliance on any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the First Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Loan Documents or this Agreement. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges that it and such Second Lien Claimholders have, independently and without reliance on any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Loan Documents or this Agreement.

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7.2               No Warranties or Liability. Each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, acknowledges and agrees that no Second Lien Representative or other Second Lien Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Claimholders will be entitled to manage and supervise their respective extensions of credit under the Second Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges and agrees that no First Lien Representative or other First Lien Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders shall have no duty to the First Lien Representatives, the First Lien Collateral Agents or any of the other First Lien Claimholders, and the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have no duty to the Second Lien Representatives, the Second Lien Collateral Agents or any of the other Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the First Lien Loan Documents and the Second Lien Loan Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3               No Waiver of Lien Priorities; No Marshaling.

(a)                No right of the First Lien Claimholders, the First Lien Representatives, the First Lien Collateral Agents or any of them to enforce any provision of this Agreement or any First Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any First Lien Claimholder, First Lien Representative or First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents or any of the Second Lien Loan Documents, regardless of any knowledge thereof which any First Lien Representative, First Lien Collateral Agent or any First Lien Claimholder, or any of them, may have or be otherwise charged with.

(b)                Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the First Lien Loan Documents and subject to the provisions of Section 5.3(a)), the First Lien Claimholders, the First Lien Representatives, the First Lien Collateral Agents and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents and/or applicable law, without the consent of, or notice to, any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, without incurring any liabilities to any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder is affected, impaired or extinguished thereby) do any one or more of the following:

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(1)                change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty of any of the First Lien Obligations or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any First Lien Representative, any First Lien Collateral Agent or any of the other First Lien Claimholders, the First Lien Obligations or any of the First Lien Loan Documents; provided, that (x) any such increase in the First Lien Obligations shall not increase the sum of the Indebtedness constituting principal under the First Lien Loan Documents (excluding the BDK First Lien Loan Documents) to an amount in excess of the First Lien Cap Amount and (y) any such increase in the BDK First Lien Obligations shall not increase the sum of the Indebtedness constituting principal under the BDK First Lien Loan Documents to an amount in excess of the BDK First Lien Cap Amount;

(2)                sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of any Grantor to any of the First Lien Claimholders, the First Lien Representatives or the First Lien Collateral Agents, or any liability incurred directly or indirectly in respect thereof;

(3)                settle or compromise any First Lien Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(4)                exercise or delay in or refrain from exercising any right or remedy against any Grantor or any other Person or any security, and elect any remedy and otherwise deal freely with any Grantor or any First Lien Collateral and any security and any guarantor or any liability of any Grantor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof.

(c)                Except as otherwise expressly provided herein, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, also agrees that the First Lien Claimholders, the First Lien Representatives and the First Lien Collateral Agents shall not have any liability to such Second Lien Representative, such Second Lien Collateral Agent or any such Second Lien Claimholders, and such Second Lien Representative and such Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby waives any claim against any First Lien Claimholder, any First Lien Representative or any First Lien Collateral Agent arising out of any and all actions which the First Lien Claimholders, any First Lien Representative or any First Lien Collateral Agent may take or permit or omit to take with respect to:

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(1)                the First Lien Loan Documents (other than this Agreement);

(2)                the collection of the First Lien Obligations; or

(3)                the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral.

Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees that the First Lien Claimholders, the First Lien Representatives and the First Lien Collateral Agents do not have any duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

(d)                Until the Discharge of First Lien Obligations, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any First Lien Collateral or any other similar rights a junior secured creditor may have under applicable law.

For the avoidance of doubt, nothing in this Section 7.3 shall limit any Second Lien Claimholder’s right to enforce this Agreement.

7.4               Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a)                any lack of validity or enforceability of any First Lien Loan Documents or any Second Lien Loan Documents;

(b)                except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document or any Second Lien Loan Document;

(c)                except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

(d)                the commencement of any Insolvency or Liquidation Proceeding in respect of any Loan Party; or

(e)                any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of any First Lien Representative, any First Lien Collateral Agent, the First Lien Obligations, any First Lien Claimholder, any Second Lien Representative, any Second Lien Collateral Agent, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement.

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Section 8.    Miscellaneous.

8.1               Integration/Conflicts.

(a)                This Agreement, the ABL Intercreditor Agreement, the First Lien Loan Documents and the Second Lien Loan Documents represent the entire agreement of the Grantors, the First Lien Claimholders, the Second Lien Claimholders and the ABL Claimholders with respect to the subject matter hereof and thereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by the First Lien Claimholders or the Second Lien Claimholders relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein.

(b)                In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents or the Second Lien Loan Documents (other than the ABL Intercreditor Agreement), the provisions of this Agreement shall govern and control; provided that the foregoing shall not be construed to limit the relative rights and obligations as among the First Lien Claimholders or as among the Second Lien Claimholders; as among the First Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the First Lien Pari Passu Intercreditor Agreement, and as among the Second Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the Second Lien Pari Passu Intercreditor Agreement.

(c)                Notwithstanding anything herein to the contrary, the exercise of any right or remedy by any Collateral Agent or Representative hereunder is subject to the provisions of the ABL Intercreditor Agreement. As between the ABL Claimholders (as defined in the ABL Intercreditor Agreement) on the one hand and the First Lien Claimholders and the Second Lien Claimholders on the other hand, in the event of any conflict between the terms of the ABL Intercreditor Agreement and the terms of this Agreement, the terms of the ABL Intercreditor Agreement shall govern and control. Solely as among the First Lien Claimholders and the Second Lien Claimholders, in the event of any conflict between this Agreement and the ABL Intercreditor Agreement, the terms of this Agreement shall govern and control.

(d)       Prior to the Discharge of BDK Obligations, notwithstanding anything herein to the contrary, the exercise of any right or remedy by any Collateral Agent or Representative hereunder with respect to the BDK Collateral is subject to the provisions of the BDK Intercreditor Agreement. Solely with respect to the BDK Collateral prior to the Discharge of BDK Obligations, in the event of any conflict between the terms of the BDK Intercreditor Agreement and the terms of this Agreement, the terms of the BDK Intercreditor Agreement shall govern and control.

8.2               Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to any Second Lien Representative or any other Second Lien Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of one or more of the Loan Parties constituting First Lien Obligations in reliance hereon. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions. All references to any Loan Party shall include such Loan Party as debtor and debtor-in-possession and any receiver, trustee or similar person for any Loan Party (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

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(a)                with respect to any First Lien Representative and any First Lien Collateral Agent, the First Lien Claimholders represented by it and their First Lien Obligations, on the date on which the First Lien Obligations of such First Lien Claimholders are Discharged, subject to Sections 5.6 and 6.5; and

(b)                with respect to any Second Lien Representative and any Second Lien Collateral Agent, the Second Lien Claimholders represented by it and their Second Lien Obligations, on the date on which the Second Lien Obligations of such Second Lien Claimholders are Discharged, subject to Sections 5.6 and 6.5;

provided, however, that in each case, such termination shall not relieve any such party of its obligations incurred hereunder prior to the date of such termination.

8.3               Amendments; Waivers(a).

(a)                No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement, except with respect to Section 8.7, Section 8.18 or this Section 8.3 (including, in each case, each defined term referred to therein to the extent used therein) to the extent such amendment, modification or waiver directly and adversely affects the rights of the Grantors.

(b)                Notwithstanding the foregoing, without the consent of any First Lien Claimholder or Second Lien Claimholder, any Representative and Collateral Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.7 and upon such execution and delivery, such Representative and Collateral Agent and the Additional First Lien Claimholders and Additional First Lien Obligations or Additional Second Lien Claimholders and Additional Second Lien Obligations, as the case may be, of the Series for which such Representative and Collateral Agent is acting shall be subject to the terms hereof.

(c)                Notwithstanding the foregoing, without the consent of any other Representative, Collateral Agent or Claimholder, the Designated First Lien Representative may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First Lien Obligations or Additional Second Lien Obligations in compliance with this Agreement.

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8.4               Information Concerning Financial Condition of the Loan Parties and their Subsidiaries. The First Lien Representatives, the First Lien Collateral Agents and the First Lien Claimholders, on the one hand, and the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Loan Parties and their Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have no duty to advise the Second Lien Representatives, the Second Lien Collateral Agents or any other Second Lien Claimholder of information known to them regarding such condition or any such circumstances or otherwise. In the event any of the First Lien Representatives, the First Lien Collateral Agents or any of the other First Lien Claimholders, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, it shall be under no obligation:

(a)                to make, and the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b)                to provide any additional information or to provide any such information on any subsequent occasion;

(c)                to undertake any investigation; or

(d)                to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5               Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Representatives, the Second Lien Collateral Agents or the other Second Lien Claimholders pays over to any of the First Lien Representatives, the First Lien Collateral Agents or the other First Lien Claimholders under the terms of this Agreement, such Second Lien Claimholders, Second Lien Representatives and Second Lien Collateral Agents shall be subrogated to the rights of such First Lien Representatives, First Lien Collateral Agents and First Lien Claimholders; provided that each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. Each Grantor acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by any Second Lien Representative, Second Lien Collateral Agent or other Second Lien Claimholder that are paid over to any First Lien Representative, First Lien Collateral Agent or other First Lien Claimholder pursuant to this Agreement shall not reduce any of the Second Lien Obligations.

8.6               Application of Payments. All payments received by any First Lien Representative, First Lien Collateral Agent or other First Lien Claimholder may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Loan Documents (subject to the First Lien Pari Passu Intercreditor Agreement, if then in effect). Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Lien which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

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8.7               Additional Debt Facilities.

(a)                To the extent, but only to the extent, permitted by the provisions of the First Lien Loan Documents and the Second Lien Loan Documents and Section 5.3, the Grantors may incur (or issue and sell), secure and guarantee after the date hereof one or more series or classes of Indebtedness that the Company designates as Additional First Lien Debt and/or one or more series or classes of Indebtedness that the Company designates as Additional Second Lien Debt (each, “Additional Debt”).

Any such series or class of Additional First Lien Debt may be secured by a first-priority, senior Lien on the Collateral, in each case under and pursuant to the First Lien Collateral Documents for such Series of Additional First Lien Debt, if and subject to the condition that, unless such Indebtedness is part of an existing Series of Additional First Lien Debt represented by a First Lien Representative and First Lien Collateral Agent already party to this Agreement and the First Lien Pari Passu Intercreditor Agreement, the Additional First Lien Representative and the Additional First Lien Collateral Agent of any such Additional First Lien Debt each becomes a party to this Agreement and the First Lien Pari Passu Intercreditor Agreement by satisfying the conditions set forth in clauses (1) and (2) of Section 8.7(b). Upon any Additional First Lien Representative and Additional First Lien Collateral Agent so becoming a party hereto and becoming a party to the First Lien Pari Passu Intercreditor Agreement in accordance with the terms thereof, all Additional First Lien Obligations of such Series shall also be entitled to be so secured by a senior Lien on the Collateral in accordance with the terms hereof and thereof.

Any such series or class of Additional Second Lien Debt may be secured by a junior-priority, subordinated Lien on the Collateral, in each case under and pursuant to the relevant Second Lien Collateral Documents for such Series of Additional Second Lien Debt, if and subject to the condition that, unless such Indebtedness is part of an existing Series of Additional Second Lien Debt represented by a Second Lien Representative and Second Lien Collateral Agent already party to this Agreement and the Second Lien Pari Passu Intercreditor Agreement, the Additional Second Lien Representative and Additional Second Lien Collateral Agent of any such Additional Second Lien Debt each becomes a party to this Agreement and the Second Lien Pari Passu Intercreditor Agreement by satisfying the conditions set forth in clauses (1) and (2) of Section 8.7(b). Upon any Additional Second Lien Representative and Additional Second Lien Collateral Agent so becoming a party hereto and becoming a party to the Second Lien Pari Passu Intercreditor Agreement in accordance with the terms thereof, all Additional Second Lien Obligations of such Series shall also be entitled to be so secured by a subordinated Lien on the Collateral in accordance with the terms hereof and thereof.

(b)                In order for an Additional Representative and an Additional Collateral Agent in respect of any Additional Debt incurred (or issued or sold) after the date hereof to become a party to this Agreement:

(1)                such Additional Representative and such Additional Collateral Agent shall have executed and delivered to each other then-existing Representative a Joinder Agreement substantially in the form of Exhibit A hereto (if such Representative is an Additional Second Lien Representative and such Collateral Agent is an Additional Second Lien Collateral Agent) (with such changes as may be reasonably approved by the Designated First Lien Representative and such Representative and such Collateral Agent) or Exhibit B hereto (if such Representative is an Additional First Lien Representative and such Collateral Agent is an Additional First Lien Collateral Agent) (with such changes as may be reasonably approved by the Designated First Lien Representative and such Representative and such Collateral Agent) pursuant to which such Additional Representative becomes a Representative hereunder, such Additional Collateral Agent becomes a Collateral Agent hereunder and the related First Lien Claimholders or Second Lien Claimholders, as applicable, become subject hereto and bound hereby; and

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(2)                the Company shall have delivered a Designation to each other then-existing Collateral Agent substantially in the form of Exhibit C hereto, pursuant to which a Responsible Officer of the Company shall (A) identify the Indebtedness to be designated as Additional First Lien Obligations or Additional Second Lien Obligations, as applicable, and the initial aggregate principal amount of such Indebtedness, (B) specify the name and address of the applicable Additional Representative and Additional Collateral Agent, (C) certify that such Additional Debt is permitted to be incurred, secured and guaranteed by each First Lien Loan Document and Second Lien Loan Document and that the conditions set forth in this Section 8.7 are satisfied with respect to such Additional Debt and (D) attach to such Designation true and complete copies of each of the First Lien Loan Documents or Second Lien Loan Documents, as applicable, relating to such Additional First Lien Debt or Additional Second Lien Debt, as applicable, certified as being true and correct by a Responsible Officer of the Company.

(c)                The Additional Second Lien Loan Documents or Additional First Lien Loan Documents, as applicable, relating to such Additional Obligations shall provide that each of the applicable Claimholders with respect to such Additional Obligations will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Obligations.

(d)                Upon the execution and delivery of a Joinder Agreement by an Additional First Lien Representative and an Additional First Lien Collateral Agent or an Additional Second Lien Representative and an Additional Second Lien Collateral Agent, as the case may be, in each case in accordance with this Section 8.7, each other Representative and Collateral Agent shall acknowledge receipt thereof by countersigning a copy thereof and returning the same to such Additional First Lien Representative and such Additional First Lien Collateral Agent or such Additional Second Lien Representative and such Additional Second Lien Collateral Agent, as the case may be; provided that the failure of any Representative or Collateral Agent to so acknowledge or return the same shall not affect the status of such Additional Obligations as Additional First Lien Obligations or Additional Second Lien Obligations, as the case may be, if the other requirements of this Section 8.7 are complied with.

(e)                With respect to any incurrence, issuance or sale of Indebtedness after the date hereof under the Additional First Lien Loan Documents or Additional Second Lien Loan Documents of a Series of Additional First Lien Debt or Series of Additional Second Lien Debt whose Representative and Collateral Agent is already each a party to this Agreement and the First Lien Pari Passu Intercreditor Agreement or Second Lien Pari Passu Intercreditor Agreement, as applicable, the requirements of Section 8.7(b) shall not be applicable and such Indebtedness shall automatically constitute Additional First Lien Debt or Additional Second Lien Debt so long as (i) such Indebtedness is permitted to be incurred, secured and guaranteed by each First Lien Loan Document and Second Lien Loan Document and (ii) the provisions of Section 8.7(b)(2) have been complied with; provided, further, however, that with respect to any such Indebtedness incurred, issued or sold pursuant to the terms of any Additional First Lien Loan Documents or Additional Second Lien Loan Documents of such existing Series of Additional First Lien Debt or Additional Second Lien Debt as such terms existed on the date the Representative and Collateral Agent for such Series of Additional First Lien Debt or Additional Second Lien Debt executed the Joinder Agreement, the requirements of clause (i) of this Section 8.7(e) shall be tested only as of (x) the date of execution of such Joinder Agreement, if pursuant to a commitment entered into at the time of such Joinder Agreement and (y) with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.

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8.8               Agency Capacities. Except as expressly provided herein, (i) JPMorgan Chase Bank, N.A. is acting in the capacity of Initial First Lien Representative and Initial First Lien Collateral Agent solely for the Initial First Lien Claimholders, (ii) Alter Domus (US) LLC is acting in the capacity of Initial Second Lien Representative and Initial Second Lien Collateral Agent solely for the Initial Second Lien Claimholders, (iii) JPMorgan Chase Bank, N.A. is acting in the capacity of BDK First Lien Representative and BDK First Lien Collateral Agent solely for the BDK First Lien Claimholders, (iv) Alter Domus (US) LLC is acting in the capacity of BDK Second Lien Representative and BDK Second Lien Collateral Agent solely for the BDK Second Lien Claimholders, (v) JPMorgan Chase Bank, N.A. is acting in the capacity of Designated First Lien Representative and Designated First Lien Collateral Agent solely for the First Lien Claimholders and (vi) Alter Domus (US) LLC is acting in the capacity of Designated Second Lien Representative and Designated Second Lien Collateral Agent solely for the Second Lien Claimholders. Except as expressly provided herein, each other Representative and Collateral Agent is acting in the capacity of Representative and Collateral Agent, respectively, solely for the Claimholders under the First Lien Loan Documents or Second Lien Loan Documents for which it is the named Representative or Collateral Agent, as the case may be, in the applicable Joinder Agreement.

8.9               Submission to Jurisdiction; Certain Waivers. Each Grantor, and each Representative and each Collateral Agent, on behalf of itself and each other applicable Claimholder represented by it, hereby irrevocably and unconditionally:

(a)                submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b)                agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c)                agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other First Lien Loan Document or Second Lien Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other First Lien Loan Document or Second Lien Loan Document against such Grantor or any of its assets in the courts of any jurisdiction;

(d)                waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Collateral Document in any court referred to in Section 8.9(a) (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);

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(e)                consents to service of process in any such proceeding in any such court by registered or certified mail, return receipt requested, to the applicable party at its address provided in accordance with Section 8.11 (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law);

(f)                 agrees that service as provided in Section 8.9(e) is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and

(g)                waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

8.10           WAIVER OF JURY TRIAL.

EACH PARTY HERETO AND EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO AND EACH GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO AND EACH GRANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

8.11           Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall be sent to the applicable Second Lien Representative and the applicable First Lien Representative, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telefacsimile, electronic mail or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or electronic mail, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto or in the Joinder Agreement pursuant to which it becomes a party hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.12           Further Assurances. Each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any First Lien Representative and First Lien Collateral Agent or any Second Lien Representative and Second Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

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8.13           APPLICABLE LAW. THIS AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).

8.14           Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Representatives, the First Lien Collateral Agents, the other First Lien Claimholders, the Second Lien Representatives, the Second Lien Collateral Agents, the other Second Lien Claimholders, the Grantors and their respective successors and assigns from time to time. If any of the First Lien Representatives, the First Lien Collateral Agents, the Second Lien Representatives or the Second Lien Collateral Agents resigns or is replaced pursuant to the First Lien Loan Documents or the Second Lien Loan Documents, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement. No provision of this Agreement will inure to the benefit of a bankruptcy trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of any Grantor, including where any such trustee, debtor-in-possession, creditor trust or other representative of an estate is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency or Liquidation Proceeding.

8.15           Section Headings. The section headings and the table of contents used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose, be given any substantive effect, affect the construction hereof or be taken into consideration in the interpretation hereof.

8.16           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic transmission (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

8.17           Authorization. By its signature, each Person executing this Agreement, on behalf of such Person but not in his or her personal capacity as a signatory, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.18           No Third Party Beneficiaries; Provisions Solely to Define Relative Rights. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the First Lien Claimholders and the Second Lien Claimholders and their respective successors and assigns from time to time. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders on the one hand and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders on the other hand. Nothing herein shall be construed to limit the relative rights and obligations as among the First Lien Claimholders or as among the Second Lien Claimholders; as among the First Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the First Lien Pari Passu Intercreditor Agreement and as among the Second Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the Second Lien Pari Passu Intercreditor Agreement. Other than as set forth in Section 8.3 and in Section 8.7, neither the Grantors nor any other creditor shall have any rights hereunder and neither the Grantors nor any other creditor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

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8.19           No Indirect Actions. Unless otherwise expressly stated, if a party may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the party but is intended to have substantially the same effects as the prohibited action.

8.20           Additional Grantors. Each Grantor agrees that it shall ensure that each of its Subsidiaries that is or is to become a party to any First Lien Loan Document or Second Lien Loan Document shall either execute this Agreement on the date hereof or shall confirm that it is a Grantor hereunder pursuant to a Joinder Agreement substantially in the form attached hereto as Exhibit D that is executed and delivered by such Subsidiary prior to or concurrently with its execution and delivery of such First Lien Loan Document or such Second Lien Loan Document.

8.21           Amendment and Restatement. This Original Intercreditor Agreement is hereby amended and restated, and superseded, in its entirety by this Agreement, which has been executed in renewal, amendment, restatement and modification of, but not in extinguishment of, the obligations under the Original Intercreditor Agreement.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this First Lien/Second Lien Intercreditor Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A.
as Initial First Lien Representative and as Initial First Lien Collateral Agent

By: /s/ James A. Knight
Name: James A. Knight
Title: Executive Director

JPMorgan Chase Bank, N.A.
383 Madison Ave, Floor 23
New York, NY 10179
Attn: James Knight
Facsimile: (917) 464-7000
Email: james.a.knight@jpmorgan.com

[SIGNATURE PAGE TO AMENDED AND RESTATED FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT – FRG]

ALTER DOMUS (US) LLC, as Initial Second Lien Representative and as Initial Second Lien Collateral Agent

By: /s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

Alter Domus (US) LLC
225 W. Washington Street, 9th Floor
Chicago, Illinois 60606
Attention: Legal Department and Rick Ledenbach
Facsimile No. (312) 376-0751
Email: legal@alterdomus.com

ALTER DOMUS (US) LLC, as BDK Second Lien Representative and as BDK Second Lien Collateral Agent

By: /s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

Alter Domus (US) LLC
225 W. Washington Street, 9th Floor
Chicago, Illinois 60606
Attention: Legal Department and Rick Ledenbach
Facsimile No. (312) 376-0751
Email: legal@alterdomus.com

[SIGNATURE PAGE TO AMENDED AND RESTATED FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT – FRG]

JPMORGAN CHASE BANK, N.A.
as BDK First Lien Representative and as BDK First Lien Collateral Agent

By: /s/ James A. Knight
Name: James A. Knight
Title: Executive Director

JPMorgan Chase Bank, N.A.
383 Madison Ave, Floor 23
New York, NY 10179
Attn: James Knight
Facsimile: (917) 464-7000
Email: james.a.knight@jpmorgan.com

Acknowledged and Agreed to by:

GRANTORS:

AMERICAN FREIGHT MANAGEMENT COMPANY, LLC

AMERICAN FREIGHT GROUP, LLC

AMERICAN FREIGHT HOLDINGS, LLC

AMERICAN FREIGHT, LLC

FRANCHISE GROUP ACQUISITION TM, LLC

FRANCHISE GROUP INTERMEDIATE B, LLC

FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC

FRANCHISE GROUP INTERMEDIATE PSP, LLC

FRANCHISE GROUP INTERMEDIATE S, LLC

FRANCHISE GROUP INTERMEDIATE V, LLC

FRANCHISE GROUP NEW HOLDCO, LLC

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC

FRANCHISE GROUP NEWCO PSP, LLC

FRANCHISE GROUP NEWCO S, LLC

FRANCHISE GROUP NEWCO V, LLC

FRANCHISE GROUP, INC.

VALOR ACQUISITION, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: President and Chief Executive Officer

VITAMIN SHOPPE INDUSTRIES LLC

VITAMIN SHOPPE FRANCHISING, LLC

By: /s/ Laura Coffey

Name: Laura Coffey

Title: Chief Financial Officer

VITAMIN SHOPPE MARINER, LLC

VITAMIN SHOPPE GLOBAL, LLC

VITAMIN SHOPPE FLORIDA, LLC

VITAMIN SHOPPE PROCUREMENT SERVICES, LLC

BETANCOURT SPORTS NUTRITION, LLC

By: Vitamin Shoppe Industries LLC, its sole member

By: /s/ Laura Coffey

Name: Laura Coffey

Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT – FRG]

AMERICAN FREIGHT OUTLET STORES, LLC

OUTLET MERCHANDISE, LLC

By: /s/ Will Powel

Name: Will Powell

Title: President

AMERICAN FREIGHT FRANCHISING, LLC

AMERICAN FREIGHT FRANCHISOR, LLC

AMERICAN FREIGHT FFO, LLC

By: /s/ Will Powell

Name: Will Powell

Title: Chief Executive Officer and President

BUDDY'S NEWCO, LLC

BUDDY'S FRANCHISING AND LICENSING LLC

By: /s/ Michael Bennett

Name: Michael Bennett

Title: Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE SL, LLC

FRANCHISE GROUP NEWCO SL, LLC

FRANCHISE GROUP INTERMEDIATE BHF, LLC

FRANCHISE GROUP NEWCO BHF, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: President and Chief Executive Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT – FRG]

W.S. BADCOCK CORPORATION

By: /s/ Brian Kahn

Name: Brian Kahn

Title: Senior Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT – FRG]

PET SUPPLIES “PLUS”, LLC

PSP MIDCO, LLC

PSP SERVICE NEWCO, LLC

PSP STORES, LLC

PSP SUBCO, LLC

PSP GROUP, LLC

PSP FRANCHISING, LLC

PSP DISTRIBUTION, LLC

EDUCATE CORPORATE CENTERS HOLDINGS, LLC

EDUCATE DIGITAL, LLC

EDUCATE OPERATING COMPANY, LLC

EDUCATE, INC.

LEARNING PARTNERSHIPS, LLC

LEARNING SYSTEM OF THE FUTURE, LLC

MARYLAND LEARNING CENTERS, LLC

OMEGA LEARNING CENTERS, LLC

SYLVAN IN-HOME, LLC

SYLVAN LEARNING CENTERS, LLC

SYLVAN LEARNING, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: Vice President

109 Innovation Court, Suite J,

Delaware, OH 43015

Attention: Tiffany McMillan-McWaters

Email: tmcwaters@franchisegrp.com

[SIGNATURE PAGE TO AMENDED AND RESTATED FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT – FRG]